SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[   ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[ X ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Sec. 240.14a-12

                         BOULDER TOTAL RETURN FUND, INC.
                (Name of Registrant as Specified In Its Charter)


                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.

[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transactions applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

[   ]   Fee paid previously with preliminary materials.

[   ]    Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
         2) Form, Schedule or Registration Statement No.:
         3) Filing Party:
         4) Date Filed:

[GRAPHIC OMITTED]                                BOULDER TOTAL RETURN FUND, INC.
                                                     1680 38TH STREET, SUITE 800
                                                        BOULDER, COLORADO  80301


April 5, 2004



Dear Fellow Stockholder,

     You are cordially invited to attend the 2004 Annual Meeting of Stockholders of Boulder Total Return Fund, Inc., which will be held on May 18, 2004 at 9:00 a.m. Mountain Standard time (local time), at the Doubletree La Posada Resort, 4949 E. Lincoln Drive, Scottsdale, Arizona. Details of the business to be presented at the meeting can be found in the accompanying Notice of Annual Meeting and Proxy Statement.

     This is a very important meeting at which a number of corporate governance initiatives are being proposed. These "Corporate Governance Proposals" are described in the accompanying Proxy Statement. Your prompt consideration and participation in voting on the various proposals is strongly encouraged.

     The proposals are intended to implement a number of what might be referred to as "shareholder-friendly" practices in the corporate governance area. Generally, the proposals eliminate or modify a number of current charter provisions that are often viewed as limiting accountability and insulating management from stockholders. In particular, one of the proposals seeks to "declassify" the Board of Directors so that each Director is elected annually. The Board of Directors thinks it is important for stockholders to have an enhanced say in the direction of the Fund and believes that the Corporate Governance Proposals effectively promote this goal.

     As Chairman of the Board, I encourage you to support each of the proposals. After careful review by the independent directors, the Board of Directors unanimously approved and has recommended to stockholders that they approve each of the proposals.

     We hope you plan to attend the meeting. Your vote is important. Whether or not you are able to attend, it is important that your shares be represented at the Meeting. Accordingly, we ask that you please sign, date and return the enclosed Proxy Card or vote via telephone or the Internet at your earliest convenience.

     On behalf of the Board of Directors and the management of Boulder Total Return Fund, I extend our appreciation for your continued support.

Sincerely,

/s/ Richard I. Barr

Richard I. Barr
Chairman of the Board

[GRAPHIC OMITTED]                                BOULDER TOTAL RETURN FUND, INC.
                                                     1680 38TH STREET, SUITE 800
                                                        BOULDER, COLORADO  80301

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on May 18, 2004

To the Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Boulder Total Return Fund, Inc. (the "Fund"), a Maryland corporation, will be held at the Doubletree La Posada Resort, 4949 E. Lincoln Drive, Scottsdale, Arizona at 9:00 a.m. Mountain Standard Time (local time), on May 18, 2004, to consider and vote on the following matters:

1.   The election of Directors of the Fund (Proposal 1).

2. An amendment to the Fund's charter (the "Charter") to declassify the Board and provide for annual election of Directors (Proposal 2).

3. An amendment to the Charter providing that Directors shall be elected by a plurality of votes cast at a meeting at which a quorum is present (Proposal
     3).

4. An amendment to the Charter repealing a provision stating that Directors may be removed only by the affirmative vote of the holders of at least 80% of the class of stock entitled to elect that Director (Proposal 4).

5. An amendment to the Charter providing that the Secretary of the Fund shall call a special stockholders meeting upon the written request of the holders of 25% of outstanding shares entitled to vote at the meeting (Proposal 5).

6. An amendment to the Charter vesting in the stockholders the power to amend or adopt Bylaws by the affirmative vote of a majority of votes cast at a meeting at which a quorum is present (Proposal 6).

7. An amendment to the Charter prohibiting the Fund from opting into any provision of the Maryland Unsolicited Takeovers Act (Proposal 7).

8. An amendment to the Charter repealing Article VII (Certain Transactions) and replacing it with a new section providing that no (a) business combination (e.g., mergers, consolidation, share exchanges), (b) voluntary liquidation or dissolution, (c) stockholder proposal regarding specific investment decisions, (d) proposal to open-end the Fund, or (e) self tender for more than 25% of the Fund's shares in any twelve-month period, may be effected without the affirmative vote of the holders of at least two-thirds of outstanding shares entitled to be cast on the matter (Proposal 8).

9. An amendment to the Charter to establish the maximum number of Directors at five (5) (Proposal 9).

10. An amendment to the Charter providing that, upon redemption of all of the Fund's shares of preferred stock, including the Fund's Taxable Auction Market Preferred Stock, the term of the Directors elected by the holders of the Fund's preferred stock will automatically terminate (Proposal 10).

11. An amendment to the Charter repealing a provision that requires, under certain circumstances, certain amendments to various other provisions of the Charter to be approved by the holders of at least 80% of the shares of the Fund's Common Stock and Preferred Stock, voting together as a single class, and 80% of the shares of the Fund's Preferred Stock, voting separately (Proposal 11).

12. A proposal to amend and restate the Charter, the implementation of which is contingent on the approval of Proposals 2 through 11 (Proposal 12).

13. To transact such other business as may properly come before the Meeting or any adjournments and postponements thereof.

     The Board of Directors of the Fund has fixed the close of business on April 2, 2004 as the record date for the determination of stockholders of the Fund entitled to notice of and to vote at the Annual Meeting.


                                     By Order of the Board of Directors,

                                     /s/ Stephanie Kelley

                                     STEPHANIE KELLEY
                                     Secretary
April 5, 2004

--------------------------------------------------------------------------------
STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD. THE PROXY CARD SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

STOCKHOLDERS WHO HAVE QUESTIONS OR NEED ASSISTANCE IN VOTING MAY CONTACT MACKENZIE PARTNERS, INC. TOLL FREE AT 1-800-322-2885 OR BY EMAIL AT PROXY@MACKENZIEPARTNERS.COM.
--------------------------------------------------------------------------------


                      Instructions for Signing Proxy Cards


     The following general rules for signing Proxy Cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your Proxy Card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the Proxy Card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the Proxy Card should be indicated unless it is reflected in the form of registration. For example:

            Registration                                               Valid Signature

            Corporate Accounts
            (1)  ABC Corp.                                             ABC Corp.
            (2)  ABC Corp.                                             John Doe, Treasurer
            (3)  ABC Corp., c/o John Doe Treasurer                     John Doe
            (4)  ABC Corp. Profit Sharing Plan                         John Doe, Trustee

            Trust Accounts
            (1)  ABC Trust                                             Jane B. Doe, Trustee
            (2)  Jane B. Doe, Trustee, u/t/d 12/28/78                  Jane B. Doe

            Custodian or Estate Accounts
            (1)  John B. Smith, Cust.,                                 John B. Smith
                  f/b/o John B. Smith, Jr. UGMA
            (2)  John B. Smith                                         John B. Smith, Jr., Executor

[GRAPHIC OMITTED]                                BOULDER TOTAL RETURN FUND, INC.
                                                     1680 38TH STREET, SUITE 800
                                                        BOULDER, COLORADO  80301

             QUESTIONS & ANSWERS REGARDING THE MEETING AND PROPOSALS


Question 1: What is the purpose of the Annual Meeting?

Answer: At the Meeting stockholders will be asked to vote on the election of directors and a number of corporate governance proposals embodied in Proposals 2 through 11 (the "Corporate Governance Proposals"), all of which involve amending the Charter. In particular, Proposal 2 recommends that stockholders approve an amendment to the Charter to declassify the Board such that the election of all Directors will be held annually. If approved, the declassification will apply to the elections held at this Meeting.

Question 2: Who is being nominated for election at the Meeting?

Answer: On the assumption that Proposal 2 (regarding declassification of the Board) will be approved at the Meeting, the Board has nominated the following five incumbent Directors, each to serve a one-year term until the annual meeting in 2005 and until their successors are duly elected and qualify: Richard I. Barr, Joel W. Looney, Alfred G. Aldridge, Jr., Susan L. Ciciora, and Stephen C. Miller. In this case, the holders of Common Stock will elect three of the five directors standing for election and the holders of Preferred Stock will elect the remaining two directors. Ms. Ciciora and Mr. Barr are being nominated to represent the interests of the holders of the Preferred Stock (i.e., Taxable Auction Market Preferred Stock or "AMPs"). If stockholders do not approve Proposal 2, the Board has nominated Joel W. Looney and Susan L. Ciciora to serve for a three-year term expiring in 2007.

Question 3: Why is the Board recommending these Corporate Governance Proposals?

Answer: The Board's recommendation to declassify and to effect the other Corporate Governance Proposals is part of an ongoing corporate governance review and initiative and in keeping with the Board's goal of ensuring that the Fund's corporate governance policies maximize Board and management accountability to stockholders. The Board believes that corporate power in America has subtly shifted from the hands of owners/stockholders to those of boards and managers. The Board believes that this power should be rightfully returned to stockholders. The Corporate Governance Proposals seek to accomplish this return-of-power by giving back to stockholders the ability to effect or have a voice in effecting certain fundamental corporate changes. The Fund would support these same corporate governance initiatives in any company in which it seeks to invest as they are simply sound policies. Notably, most of the Corporate Governance Proposals are contained in the Fund's proxy voting guidelines. Thus, if we are going to "practice what we preach", the Fund should similarly adopt the governance proposals it expects of other companies. At the end of the day, the Board believes all stockholders will benefit long-term by returning control of the Fund back to the owners and that the Fund's value and performance may be enhanced thereby.

Question 4: What is meant by "Declassify the Board" under Proposal 2?

Answer: A "classified" or "staggered" board is divided into several classes and directors of only one class are elected each year. Currently, the Board is classified into three separate classes and staggered such that each Director stands for election every 3 years rather than annually. Proposal 2 would "declassify" the Board so that each Director will stand for election every year. If Proposal 2 is approved by stockholders, the "declassifying" will become effective at this Meeting such that all of the Directors will stand for election at this Meeting and annually thereafter. By declassifying the Board, directors become removable by stockholders without cause under Maryland law.

Question 5: Why is the Board recommending declassification?

Answer: The election of Directors is the primary means for stockholders to exercise influence over the Fund and its policies. Your Board believes that classified boards have the effect of reducing the accountability of directors to a company's stockholders. A classified board prevents stockholders from electing all directors on an annual basis and may discourage proxy contests in which stockholders have an opportunity to vote for a competing slate of nominees. While classified boards are viewed by many companies as increasing the long-term stability and continuity of a board, the Board believes that long-term stability and continuity should result from the annual election of Directors, which provides stockholders with the opportunity to evaluate Director performance, both individually and collectively, on an annual basis.

Question 6: How do Proposal 2 and other Corporate Governance Proposals benefit or otherwise affect the Fund's current control group (i.e., the Horejsi Affiliates)?

Answer: The Horejsi Affiliates (defined below) currently own an effective controlling interest in the Fund (see "Security Ownership of Certain Beneficial Owners" in the Proxy Statement). Horejsi Affiliates also own the Advisers (defined below) and Administrator (defined below). Under Proposal 2, if a large-block stockholder is able to significantly influence elections, and all Board members are up for election annually (i.e., a declassified board), the Horejsi Affiliates would likely be able to effect a change of control with respect to the entire Board in a single election whereas under the current classified structure, such a change would take two years. Similarly, several of the Corporate Governance Proposals either grant stockholders voting power or decrease the voting requirement necessary for stockholders to take certain actions (e.g., Proposal 5 would give stockholders the power to compel a special stockholder meeting with 25% of outstanding shares and Proposal 6 would give stockholders the power to amend the Fund's Bylaws). Because the Horejsi Affiliates own a large block of the Fund's shares, if the Corporate Governance Proposals are approved, the Affiliates will have greater influence over the adoption or failure of certain corporate actions requiring stockholder vote. In particular, the Horejsi Affiliates would have the ability to compel a special meeting without the support of other non-Horejsi stockholders. Nonetheless, since most of the other actions under the Corporate Governance Proposals would require the support of either a majority or two-thirds of outstanding shares for a future change, although the Horejsi Affiliates could significantly influence adoption of future proposals, assuming the Horejsi Affiliates maintain effective control, it would remain difficult to accomplish without first soliciting Board approval and non-Horejsi support. In these instances, where an action requires a majority or two-thirds voting approval, the Horejsi Affiliates will have an actual or effective veto, again assuming that they maintain their current shareholdings. It should be noted that, even in the absence of adopting the Corporate Governance Proposals, the Horejsi Affiliates already have significant influence over the election of Board members and the adoption or failure of certain corporate actions requiring a stockholder vote.

Question 7: How do the Horejsi Affiliates intend to vote on the Corporate Governance Proposals?

Answer: The Horejsi Affiliates intend to vote in favor of each Proposal, including each Corporate Governance Proposal.

Question 8: What does it mean that Directors are elected by a plurality of votes cast (Proposal 3)?

Answer: Election by a "plurality of votes cast" simply means that in an election where there are more candidates than there are vacancies to be filled, so long as a quorum is present, the person receiving the most votes wins. Most public office elections are determined by a "plurality".

Question 9: Why is the Board recommending reducing to 25% the percentage of the Fund's outstanding shares required to compel a special meeting of stockholders to be held (Proposal 5)?

Answer: Presently, under the Fund's Bylaws, stockholders cannot compel the Fund's Secretary to call a special meeting unless a written request is submitted by the holders of a majority of outstanding shares entitled to vote at the meeting. This ownership threshold restricts a stockholder's right to call a meeting. Proposal 5 would amend the Charter to reduce the percentage ownership level from a "majority" to 25% of outstanding shares, thus making the potential for a stockholder or group of stockholders to call a special meeting more realistic and useful.

Question 10: Why is the Board recommending that the Charter be amended to permit stockholders to amend the Fund's Bylaws (Proposal 6)?

Answer: The Board believes that all stockholders benefit if they have better access and more influence in the Fund's governance. The Fund's Bylaws contain important policies affecting the day-to-day management of the Fund which the Board believes stockholders should have a voice in establishing. The stockholders do not currently have the authority to amend the Fund's Bylaws. If approved, Proposal 6 would amend the Charter to vest in the stockholders the power to make, alter, amend or repeal Bylaws and ensure that, if stockholders do make a change, that the Directors will not be able to override or modify what the stockholders have decided upon.

Question 11: What is the Maryland Unsolicited Takeovers Act and why does the Board recommend that the Fund be prohibited from becoming subject to it (Proposal 7)?

Answer: The Maryland Unsolicited Takeovers Act ("MUTA") is a Maryland statute pursuant to which the Board, among other things, could effect one or more of the following actions: classify the Board, place super-majority voting requirements on removal of Directors and require a request by holders of a majority of outstanding shares to compel a special stockholders meeting. The Board believes MUTA only serves to lessen the stockholders' influence over a board and thus has the potential to diminish a board's responsiveness and accountability. The Board believes that amending the Charter to prohibit the Fund from opting into MUTA without prior approval by stockholders enhances the responsiveness and accountability of the Board.

Question  12: Why is the Board  recommending  amending  the Charter to alter the
stockholder  vote  necessary  to  effect  "business   combinations"   and  other
extraordinary corporate actions (Proposal 8)?

Answer: Proposal 8 would amend the Charter to change the stockholder vote requirement to approve extraordinary corporate actions such as business combinations (e.g., mergers, consolidations, share exchanges), open-ending the Fund, liquidation, specific investment decisions, and certain self tenders. The Board believes that most of the Fund's stockholders seek the long-term stability and certainty offered by the closed-end investment company structure. The Board believes that adopting this Proposal will assure that stockholder proposals that could dramatically change the structure, operations or investments of the Fund are not implemented except where there is widespread stockholder support. The actions of arbitrageurs, who often have short-term goals at odds with long-term stockholders, can increase Fund expenses if the Fund is forced to address proposals to permit stockholders to effect extraordinary actions. Adopting the proposed change may avoid such expenses.

Question 13: How does the Board recommend that stockholders vote on the various proposals?

Answer: If no instructions are indicated on your proxy, the representatives holding proxies will vote in accordance with the recommendations of the Board. The Board, including all of the Independent Directors, has unanimously recommended that stockholders vote FOR all of the Proposals.

Question 14: Are other technical amendments contemplated under the Corporate Governance Proposals?

Answer: Yes. The Board has recommended Proposal 12 to amend and restate the Charter. The purpose of this Proposal is to consolidate into one document all of the provisions of the Charter (including amendments approved at the Meeting) and to make technical amendments in the event that the other Corporate Governance Proposals are approved. If Proposals 2 through 12 are approved, the Fund will file with the State Department of Assessments and Taxation of Maryland ("SDAT") Articles of Amendment and Restatement attached to this Proxy Statement as Exhibit A (the "Articles of Amendment and Restatement").

Question 15: What happens if certain Corporate Governance Proposals are approved by stockholders and others are not?

Answer: If certain of the Corporate Governance Proposals are approved by stockholders and others are not, the Fund will not implement Proposal 12 and will not file the Articles of Amendment and Restatement. Instead, the Fund will file Articles of Amendment with the SDAT that will contain only the amendments of the Charter approved by stockholders at the Meeting.

Question 16: Who is entitled to vote?

Answer: Stockholders of record at the close of business on April 2, 2004 (the "Record Date") are entitled to notice of and to vote at the Meeting. Each of the shares outstanding on the Record Date is entitled to one vote on each of the Proposals. As explained more fully in the Proxy Statement, if Proposal 2 (Declassification of the Board) is approved at the Meeting, then the holders of the Common Stock will be entitled to vote for three of the five Directors standing for election and the holders of the Preferred Stock will be entitled to vote for the remaining two Directors standing for election at the Meeting. If Proposal 2 is not approved at the Meeting, only the holders of Common Stock will be entitled to vote for the two Directors standing for election.

Question 17: What is the required quorum for the Meeting?

Answer: The holders of at least a majority of the outstanding common and preferred shares must be represented at the Meeting, either in person or by proxy, in order to constitute a quorum permitting business to be conducted at the Meeting. If you have completed, executed and returned valid proxy instructions (in writing, by phone or by Internet) or attend the Meeting and vote in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting on any or all matters introduced at the Meeting.

Question 18: How do I vote?

Answer: Your vote is very important. Stockholders can vote in person at the Meeting or authorize proxies to cast their votes ("proxy voting") by proxy. Most stockholders will have a choice of proxy voting over the Internet at http://www.proxyvote.com, by using a toll-free telephone number or by completing a Proxy Card and mailing it in the postage-paid envelope provided. Please refer to your Proxy Card or the information forwarded by your bank, broker or other nominee to see which options are available to you. If you proxy vote by Internet or telephone, you do NOT need to return your Proxy Card. If you vote by proxy, the individuals named on the Proxy Card as proxy holders will vote your shares in accordance with your instructions. You may specify whether your shares should be voted for all, some or none of the nominees for director and whether your shares should be voted for or against the other proposals. If you execute an otherwise valid proxy but do not provide voting instructions, the persons named as proxies will cast your votes FOR all of the Proposals.

Question 19: Can I revoke or change my proxy?

Answer: Yes. You may change or revoke your proxy at any time before the Meeting by timely delivery of a properly executed, later-dated proxy (including an Internet or phone vote), by sending a written revocation to the Secretary of the Fund at the Fund's address listed on the accompanying Notice of Meeting, or by attending and voting in person at the Meeting. The powers of the proxy holders will be suspended with respect to your shares if you attend the meeting in person and so request, but attendance at the Meeting will not by itself revoke a previously granted proxy.

[GRAPHIC OMITTED]                                BOULDER TOTAL RETURN FUND, INC.
                                                     1680 38TH STREET, SUITE 800
                                                        BOULDER, COLORADO  80301

                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 18, 2004


                                 PROXY STATEMENT

     This proxy statement ("Proxy Statement") for Boulder Total Return Fund, Inc., a Maryland corporation ("BTF" or the "Fund"), is furnished in connection with the solicitation of proxies by the Fund's Board of Directors (collectively, the "Board" and individually, the "Directors") for use at the Annual Meeting of Stockholders of the Fund to be held on Tuesday, May 18, 2004, at 9:00 a.m. Mountain Standard Time (local time), at the Doubletree La Posada Resort, 4949 E. Lincoln Drive, Scottsdale, Arizona, and at any adjournments or postponements thereof (the "Meeting"). A Notice of Annual Meeting of Stockholders and Proxy Card for the Fund accompany this Proxy Statement. Proxy solicitations will be made, beginning on or about April 5, 2004, primarily by mail, but proxy solicitations may also be made by telephone, by Internet on the Fund's web site, telegraph or personal interviews conducted by officers of the Fund and PFPC Inc., the transfer agent and co-administrator of the Fund, and by MacKenzie Partners, Inc. ("MacKenzie"), the Fund's proxy solicitor. MacKenzie's fee to assist in the solicitation of proxies is estimated to be $7,500 plus expenses. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares. The Board has fixed the close of business on April 2, 2004 as the record date (the "Record Date") for determination of stockholders entitled to notice and to vote at the Meeting.

     The Annual Report of the Fund, including audited financial statements for the fiscal year ended November 30, 2003, has been mailed to stockholders. Additional copies are available upon request, without charge, by calling 1-800-331-1710. The report is also viewable online at the Fund's website at www.boulderfunds.net. The report is not to be regarded as proxy solicitation material.

     Boulder Investment Advisers, L.L.C., 1680 38th Street, Suite 800, Boulder, Colorado 80301, and Stewart Investment Advisers, Bellerive, Queen Street, St. Peter, Barbados, currently serve as co-investment advisers to the Fund. PFPC Inc. acts as the transfer agent and co-administrator to the Fund and is located at 4400 Computer Drive, Westborough, Massachusetts 01581. Fund Administrative Services, L.L.C. ("FAS"), serves as co-administrator to the Fund and is located at 1680 38th Street, Suite 800, Boulder, Colorado 80301.

     If the enclosed proxy is properly executed and returned by May 18, 2004 in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the election of the nominees for Directors, FOR each of the other Proposals and, in the discretion of the proxy holders, on any other matters that may properly come before the Meeting. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and casting his or her votes in person or by submitting a letter of revocation or a later-dated proxy to the Fund's Secretary at the above address prior to the date of the Meeting.

     A quorum of the Fund's stockholders is required for the conduct of business at the Meeting. Under the Bylaws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund as of the Record Date. If a proposal is to be voted upon by only one class of the Fund's shares, a quorum of that class of shares must be present at the Meeting in order for the proposal to be considered. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve one or more proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any proposal that did not receive the votes necessary for its passage. With respect to those proposals for which there is represented a sufficient number of votes in favor, actions taken at the Meeting will be approved and implemented irrespective of any adjournments with respect to any other proposals. Any such adjournment will require the affirmative vote of a majority of votes cast on the matter at the Meeting. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any proposal against any such adjournment.

     The Fund has two classes of stock: common stock, par value $0.01 per share (the "Common Stock"), and preferred stock, par value $0.01 per share (the "Preferred Stock"), 1000 shares of which have been designated as Taxable Auction Market Preferred Stock (the "AMPs") (the Common Stock and AMPs are collectively referred to herein as the "Shares"). On the Record Date, the following number of Shares of the Fund were issued and outstanding:



             Common Stock                                   AMPs
              Outstanding                               Outstanding
              -----------                               -----------
              12,338,660                                    775


         Security Ownership of Certain Beneficial Owners. The following table sets forth certain information regarding the beneficial ownership of the Shares as of the Record Date by each person who is known by the Fund to beneficially own 5% or more of the Fund's outstanding Common Stock. To the Fund's knowledge, there are no 5% or greater beneficial owners of the AMPs.

              Name of Owner*                   Number of Shares          Number of Shares            Percentage
                                              Directly Owned (1)      Beneficially Owned (2)     Beneficially Owned
------------------------------------------- ------------------------ -------------------------- ----------------------
Badlands Trust Company  (1)(3)                          16,980               5,382,982                  43.63%
Stewart R. Horejsi Trust No. 2 (4)                           0               5,382,982                  43.63%
Ernest Horejsi Trust  No. 1B (1)                     3,413,138               3,413,138                  27.66%
Lola Brown Trust No. 1B (1)                          1,370,515               1,370,515                  11.11%
Evergreen Atlantic LLC (1)                             343,748                 343,748                   2.79%
Stewart West Indies Trust (1)(2)                       104,627                 255,876                   2.07%
Susan L. Ciciora Trust (1)(2)                           72,176                 175,300                   1.42%
John S. Horejsi Trust (1)(2)                            36,100                  87,662                   0.71%
Evergreen Trust (1)(2)                                  25,698                  63,510                   0.51%

                                            ------------------------ -------------------------- ----------------------
Aggregate Shares Owned by Horejsi                    5,382,982               5,382,982                  43.63%
Affiliates (defined below) **
------------------------------------------- ------------------------ -------------------------- ----------------------
Alter Asset Management, Inc.***                      1,276,754               1,276,754                  10.35%


* The address of Evergreen Atlantic LLC is 1680 38th Street, Suite 800, Boulder, Colorado 80301. The address of each other listed owner is c/o Badlands Trust Company, POB 801, 614 Broadway, Yankton, South Dakota 57078.

** Aggregate number and percentage are less than the sum total of amounts shown for each owner because the same shares may be deemed beneficially owned by more than one party (see Footnotes 1 through 4 below).

*** As stated in a Schedule 13G filed with the Securities and Exchange Commission on February 10, 2004.

(1) Direct Ownership. Evergreen Atlantic, LLC ("EALLC"), The Evergreen Trust (the "Evergreen Trust"), John S. Horejsi Trust ("John Trust"), Susan L. Ciciora Trust ("Susan Trust"), Stewart West Indies Trust ("SWI Trust"), the Lola Brown Trust No. 1B (the "Brown Trust"), the Ernest Horejsi Trust No. 1B (the "EH Trust"), Badlands Trust Company ("Badlands"), the Stewart R. Horejsi Trust No. 2 (the "SRH Trust") and Stewart R. Horejsi are, as a group, considered to be a "control person" of the Fund (as that term is defined in Section 2(a)(9) of the Investment Company Act of 1940, as amended (the "1940 Act")). EALLC, the Evergreen Trust, John Trust, Susan Trust, SWI Trust, the Brown Trust, the EH Trust and Badlands (collectively, the "Horejsi Affiliates") directly own the shares indicated for such entity in the table above, totaling 5,382,982 (43.63%). However, these entities and other trusts or companies with interlocking management and/or common ownership may be deemed to indirectly own additional Fund shares, which are included in the table above.


(2) Indirect Ownership Through EALLC. Numbers shown in the table include shares held directly (see Footnote No. 1) and shares that may be deemed to be beneficially owned indirectly through ownership of EALLC. The outstanding membership interests in EALLC are owned by the Evergreen Trust, the Susan Trust, the John Trust and the SWI Trust in the following percentages - 11%, 30%, 15% and 44%. The Trustees of the Evergreen Trust are Stephen C. Miller, Larry Dunlap and Badlands. Badlands is the sole trustee for each of the Susan Trust, the John Trust and the SWI Trust. Mr. Horejsi is not a beneficiary under any of the foregoing trusts. Badlands has sole discretion with respect to the Susan Trust, John Trust and SWI Trust while any action by the Evergreen Trust requires a majority vote of the trustees. Consequently, both the trusts and each trustee disclaim beneficial ownership of shares owned by EALLC. Mr. Horejsi is the manager of EALLC.

(3) Ownership by Badlands. The number shown in the table includes shares held directly by Badlands (see Footnote No. 1) and shares that may be deemed to be beneficially owned indirectly by Badlands through direct or indirect ownership by the Brown Trust, the EH Trust, EALLC, Evergreen Trust, the Susan Trust, the John Trust and the SWI Trust. Badlands is the sole trustee of the Susan Trust, the John Trust and the SWI Trust, which together with the Evergreen Trust control EALLC (see Footnote No. 2), the other two trustees of Evergreen Trust being Stephen C. Miller and Larry Dunlap. Badlands, together with Larry Dunlap and Susan Ciciora (Mr. Horejsi's daughter), is one of three trustees of both the Brown Trust and the EH Trust.

     Badlands is a trust company organized under the laws of South Dakota, which is wholly owned by the SRH Trust, an irrevocable trust organized by Mr. Stewart Horejsi for the benefit of his issue. The directors of Badlands are Larry Dunlap, Stephen C. Miller, Robert Ciciora, who is the brother of Mr. Horejsi's son-in-law (John Ciciora), Gail G. Gubbels and Marty Jans. Badlands and its directors disclaim beneficial ownership of shares owned directly by the EALLC, the Evergreen Trust, the Susan Trust, the John Trust, the SWI Trust, the Brown Trust and the EH Trust.

(4) Indirect Ownership by SRH Trust. The number shown in the table reflects shares that may be deemed to be beneficially owned indirectly through the SRH Trust's ownership of Badlands. The trustees of the SRH Trust are Badlands, Robert Ciciora and Brian Sippy. Both the Trust and its trustees disclaim beneficial ownership of shares beneficially owned directly or indirectly by Badlands.

----------------------------

     Information as to beneficial ownership in the above table and accompanying footnotes has been obtained from a representative of the beneficial owners; all other information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission (the "SEC") by such beneficial owners.

     As of the Record Date, Cede & Co., a nominee partnership of the Depository Trust Company, held of record, but not beneficially, 12,269,012 shares or 99.44% of Common Stock outstanding and 775 shares or 100% of AMPs outstanding.

     As of the Record Date, the executive officers and directors of the Fund, as a group, owned 5,412,617 shares of Common Stock (this amount includes the aggregate shares of Common Stock owned by the Horejsi Affiliates set forth above) and 0 shares of AMPs of the Fund, representing 43.87% of Common Stock outstanding and 0% of AMPs.

     In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

                                   PROPOSAL 1

                        ELECTION OF DIRECTORS OF THE FUND

     The Charter provides that the Board is divided into three classes, each class having a term of three years. Each year the term of one class expires and the individuals elected to such class serve for a three-year term until their successors are duly elected and qualify. The terms of two of the Directors (Susan L. Ciciora and Joel W. Looney, both Class I Directors of the Fund) expire at the Meeting.

     As discussed in Proposal 2 below, this Proxy Statement contains a proposal to amend the Charter to "declassify" the Board and require annual election of all Directors beginning at this Meeting. If Proposal 2 is approved, the Directors whose terms would not otherwise expire at the Meeting have agreed to resign and stand for reelection at this Meeting for one-year terms expiring at the annual meeting of stockholders in 2005.

     IF PROPOSAL 2 IS APPROVED. If stockholders approve Proposal 2 regarding declassification of the Board, proxy holders will propose and vote to adjourn the Meeting for a short time in order for the amendments to the Charter to be filed with the State Department of Assessments and Taxation of Maryland ("SDAT"). Once the proper amending documents are filed, the Meeting will be reconvened and the following five incumbent Directors will stand for election, each for a one-year term and until their successors are duly elected and qualify: Richard I. Barr, Joel W. Looney, Alfred G. Aldridge, Jr., Susan L. Ciciora and Stephen C. Miller.

     If Proposal 2 is approved, holders of the AMPs will be entitled to elect two of the five director positions. Under Charter provisions governing the AMPs, holders of the AMPs, voting as a single class, are entitled to elect two Directors (except in limited circumstances not present here) and holders of the Common Stock are entitled to elect the remaining Directors. If stockholders approve Proposal 2, Mr. Barr and Ms. Ciciora have been nominated to represent holders of the AMPs. If stockholders do not approve Proposal 2, then no AMPs directors will be considered for election at the Meeting. A quorum of the AMPs stockholders must be present at the Meeting in order to consider and act on the Proposal to elect Mr. Barr and Ms. Ciciora.

     IF PROPOSAL 2 IS NOT APPROVED. If stockholders do not approve Proposal 2 regarding declassification of the Board, the Board has nominated Susan L. Ciciora and Joel W. Looney, both Class I Directors of the Fund, to serve for a three-year term to expire at the Fund's annual meeting in 2007 and until their successors are duly elected and qualify.

     Richard I. Barr and Stephen C. Miller, Class II Directors of the Fund, were elected on April 26, 2002 for three-year terms to expire at the Fund's 2005 annual meeting of stockholders and until their successors are duly elected and qualify: Alfred G. Aldridge, Jr., Class III Director of the Fund, was elected on April 22, 2003 for a three-year term to expire at the Fund's 2006 annual meeting of stockholders and until his successor is duly elected and qualified. Currently, Messrs. Barr and Aldridge represent the AMPs stockholders and, since their terms are not scheduled to expire until 2005 and 2006 respectively, if Proposal 2 does not pass, no AMPs directors will be considered for election.

     Thus, in summary, if Proposal 2 is approved, only the Common Stock holders are entitled to vote on the election of Messrs. Looney, Aldridge and Miller and only the AMPs holders are entitled to vote on the election of Mr. Barr and Ms. Ciciora. If Proposal 2 is not approved, because no AMPs Directors are otherwise being considered for election at the Meeting, only the Common Stock holders are entitled to vote.

     The above nominees have consented to serve as Directors if elected at the Meeting either for three-year or one-year terms, as the case may be. If the designated nominees decline or otherwise become unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

     INFORMATION ABOUT DIRECTORS AND OFFICERS. Set forth in the following table is information about the nominees for election to the Board of Directors, all of whom are currently Directors of the Fund:


--------------------------------- ------------------------ ---------------------------------------------------- ----------------
                                                                                                                   Number of
                                                                                                                 Funds in Fund
      Name, Address*, Age           Position, Length of      Principal Occupation(s) and Other Directorships        Complex
                                   Term Served, and Term                          held                            Overseen by
                                         of Office                     During the Past Five Years                  Director
--------------------------------- ------------------------ ---------------------------------------------------- ----------------
Independent Directors
--------------------------------- ------------------------ ---------------------------------------------------- ----------------
Alfred G. Aldridge, Jr.           Director of the Fund     Retired; from 1982-2002,  Sales Manager of Shamrock         2
Brig. Gen. (Retired)              since 1999. Current      Foods Company;  Director of the Fiesta Bowl, Tempe,
Cal. Air National Guard           term to expire at the    AZ since 1997;  Director,  Boulder  Growth & Income
Age: 66                           2006 annual meeting,     Fund, Inc., since 2002; Director, Maricopa Youth
                                  unless Proposal 2 is     Assistance Foundation, Phoenix, AZ since 2004.
                                  approved.

Richard I. Barr                   Director of the Fund     Retired;  from  1963-2001,   Manager  of  Advantage         3
Age:  65                          since 1999.  Chairman    Sales and Marketing, Inc; Director,  Boulder Growth
                                  of the Board since       & Income Fund,  Inc., since 2002;  Director,  First
                                  2003. Current term to    Financial Fund, Inc., since 2001.
                                  expire at the 2005
                                  annual meeting,
                                  unless Proposal 2 is
                                  approved.

Joel W. Looney                    Director of the Fund     Partner,  Financial  Management  Group,  LLC  since         3
Age:  42                          since 2001. Current      July 1999;  CFO,  Bethany  College from 1995 -1999;
                                  term to expire at the    Director,  Boulder  Growth  &  Income  Fund,  Inc.,
                                  2004 annual meeting.     since  January  2002;  Director and Chairman of the
                                                           Board,  First  Financial  Fund,  Inc.  since August
                                                           2003.

--------------------------------- ------------------------ ---------------------------------------------------- ----------------
Interested Directors**
--------------------------------- ------------------------ ---------------------------------------------------- ----------------
Susan L. Ciciora                  Director of the Fund     Owner,  Superior  Interiors  (interior  design  for         3
Age: 40                           since 2001.  Current     custom  homes)  since  1995;  Corporate  Secretary,
                                  term to expire at the    Ciciora Custom  Builders,  LLC since 1995;  Trustee
                                  2007 annual meeting,     of the  Brown  Trust  and the EH  Trust;  Director,
                                  unless Proposal 2 is     Boulder Growth & Income Fund,  Inc., since January,
                                  approved.                2002;  Director,  First  Financial Fund, Inc. since
                                  August 2003.

Stephen C. Miller                 Director since 1999.     President  of  and  General   Counsel  for  Boulder         3
Age:  51                          President of the         Investment  Advisers,  LLC ("BIA");  Manager,  FAS;
                                  Fund. Current term to    Vice President of Stewart Investment Advisers ("SIA");
                                  expire at the 2005       Director, Chairman of the Board and President of Boulder
                                  annual meeting, unless   Growth & Income Fund, Inc., since 2002; Director
                                  Proposal 2 is            and President, First Financial Fund, Inc. since
                                  approved.                August  2003;   President   and  General   Counsel,
                                                           Horejsi,   Inc.   (liquidated  in  1999);   General
                                                           Counsel,  Brown Welding Supply, LLC (sold in 1999);
                                                           officer of various  other Horejsi  Affiliates.;  Of
                                                           Counsel, Krassa & Miller, LLC since 1991.


* Unless otherwise specified, the Directors' respective addresses are c/o Boulder Total Return Fund, Inc., 1680 38th Street, Suite 800, Boulder, Colorado 80301.

** Mr. Miller is an "interested person" because he is an officer of BIA and SIA, the Fund's investment advisers. Mr. Miller is also a officer of FAS, the Fund's co-administrator. Ms. Ciciora is an "interested person" as a result of the extent of her beneficial ownership of Fund shares and by virtue of her indirect beneficial ownership of BIA and FAS.

----------------------------

     From the late 1980's until January, 2001, Mr. Looney served, without compensation, as one of three trustees of the Mildred Horejsi Trust, an affiliate of the EH Trust.

     The names of the executive officers of the Fund (other than Mr. Miller, who is described above) are listed in the table below. Each officer was elected to office by the Board at a meeting held on April 22, 2003. This table also shows certain additional information. Each officer will hold such office until a successor has been elected by the Board of Directors of the Fund.


------------------------------ -------------------------- ----------------------------------------------------------
                                  Position, Length of
     Name, Address, Age        Term Served, and Term of     Principal Occupation(s) and Other Directorships held
                        Office During the Past Five Years

------------------------------ -------------------------- ----------------------------------------------------------
Carl D. Johns                  Chief Financial Officer,   Vice   President  and  Treasurer  of  BIA  and  Assistant
1680 38th Street,              Chief Accounting           Manager  of  FAS,  since  April,  1999;  Chief  Financial
Suite 800                      Officer, Vice President    Officer and Chief  Accounting  Officer,  Vice  President,
Boulder, CO 80301              and Treasurer since        and Treasurer  Boulder Growth & Income Fund,  Inc., since
Age: 41                        1999.  Appointed           2002 and First Financial Fund, Inc. since 2003.
                               annually.

Stephanie Kelley               Secretary since 2000.      Secretary,  Boulder  Growth & Income  Fund,  Inc.,  since
1680 38th Street,              Appointed annually.        2002  and  First   Financial   Fund,   Inc.  since  2003;
Suite 800                                                 Assistant  Secretary and  Assistant  Treasurer of various
Boulder, CO 80301                                         Horejsi Affiliates; employee of FAS since March 1999.
Age:  47


     Set forth in the following table are the nominees for election to the Board, assuming Proposal 2 is approved (all of whom are current Directors of the Fund), together with the dollar range of the Fund's equity securities beneficially owned by each Director as of the Record Date, as well as the aggregate dollar range of equity securities in all funds overseen or to be overseen in a family of investment companies (i.e., other funds managed by BIA and SIA (collectively, the "Advisers")).


                                   OWNERSHIP OF THE FUND BY DIRECTORS
       Directors and Nominees              Dollar Range of Equity          Aggregate Dollar Range of
                                           Securities in the Fund        Equity Securities in All Funds
                                                                          in the Family of Investment
                                                                                   Companies
-------------------------------------- -------------------------------- ---------------------------------
Independent Directors and Nominee
-------------------------------------- -------------------------------- ---------------------------------
Alfred G. Aldridge, Jr.                      $10,001 to $50,000                $10,001 to $50,000
Richard I. Barr                                 Over $100,000                    Over $100,000
Joel W. Looney                               $50,001 to $100,000               $50,001 to $100,000

Interested Directors
-------------------------------------- -------------------------------- ---------------------------------

Susan L. Ciciora                               Over $100,000+                    Over $100,000
Stephen C. Miller                              Over $100,000++                   Over $100,000


+ 3,413,138, 343,748 and 1,370,515 Shares of the Fund are held by the EH Trust, EALLC, and Lola Brown Trust, respectively. Accordingly, Ms. Ciciora may be deemed to have indirect beneficial ownership of such Shares. Ms. Ciciora disclaims all such beneficial ownership. Ms. Ciciora directly owns 6,267 shares of the Fund.

++ Mr. Miller indirectly owns and controls 2,797 shares of the Fund through his membership in Erma Miller, LLC. Mr. Miller is also a (i) trustee of Evergreen Trust and (ii) director and officer of Badlands Trust Company. By virtue of such relationships, Mr. Miller may be deemed to share the indirect power to vote and direct the disposition of the Shares directly and beneficially held by Evergreen Trust and Badlands Trust Company. Mr. Miller disclaims beneficial ownership of such Shares.

----------------------------

     None of the independent Directors or their family members owned beneficially or of record any securities of the Advisers or any person directly or indirectly controlling, controlled by, or under common control with the Advisers.

     DIRECTOR AND OFFICER COMPENSATION. The following table sets forth certain information regarding the compensation of the Fund's Directors for the fiscal year ended November 30, 2003. No persons (other than the independent Directors, as set forth below) currently receive compensation from the Fund for acting as a Director or officer. Directors and executive officers of the Fund do not receive pension or retirement benefits from the Fund. Directors receive reimbursement for travel and other out-of-pocket expenses incurred in connection with Board meetings.


          Name of Person and                 Aggregate Compensation         Total Compensation from the Fund
        Position with the Fund            from the Fund Paid to Directors  and Fund Complex Paid to Directors
--------------------------------------- ---------------------------------- ---------------------------------
Alfred G. Aldridge, Jr., Director       $23,254                            $ 37,784 (2 funds)
Richard I. Barr, Director               $24,254                            $ 50,713 (3 funds)
Joel W. Looney, Director                $24,254                            $ 45,784 (3 funds)
Susan L. Ciciora, Director              $0                                 $0
Stephen C. Miller, President of the     $0                                 $0
Fund and Director



     Prior to October 15, 2003, each Director of the Fund who was not a director, officer or employee of one of the Advisers, or any of their affiliates, received a fee of $6,000 per annum plus $4,000 for each in-person meeting, and $500 for each telephone meeting. As of October 15, 2003, each Director of the Fund who was not a director, officer or employee of one of the Advisers, or any of their affiliates, receives a fee of $8,000 per annum plus $4,000 ($5,000 for the independent Chairman) for each in person meeting, $500 for each Audit Committee meeting ($1,000 for the independent Chairman of the Audit Committee) and $500 for each telephonic meeting of the Board. Each Director of the Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and Committee meetings. The Board of Directors of the Fund held five meetings during the fiscal year ended November 30, 2003. Each Director currently serving in such capacity attended at least 75% of the meetings of Directors and any Committee of which he is a member. The aggregate remuneration paid to the Directors of the Fund for acting as such during the fiscal year ended November 30, 2003 amounted to $71,762.

                      COMMITTEES OF THE BOARD OF DIRECTORS

     AUDIT COMMITTEE; REPORT OF AUDIT COMMITTEE. The purposes of the Audit Committee are to assist Board oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the independent auditor's qualifications and independence and the performance of the Fund's independent auditors. The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent accountants and recommends the engagement of such accountants. Management, however, is responsible for the preparation, presentation and integrity of the Fund's financial statements, and the independent accountants are responsible for planning and carrying out proper audits and reviews. The Board of Directors adopted a written charter for the Audit Committee on January 21, 2000 and most recently amended the Audit Committee Charter on January 23, 2004. A copy of the Audit Committee Charter is attached hereto as Exhibit B. The Audit Committee is composed entirely of the Fund's independent Directors, consisting of Messrs. Barr, Looney and Aldridge. Each member of the Audit Committee is independent, as that term is defined by the NYSE Listing Standards. The Audit Committee met two times during the fiscal year ended November 30, 2003.

     In connection with the audited financial statements as of and for the year ended November 30, 2003 included in the Fund's Annual Report for the year ended November 30, 2003 (the "Annual Report"), at a meeting held on January 23, 2004, the Audit Committee considered and discussed the audited financial statements with management and the independent accountants, and discussed the audit of such financial statements with the independent accountants.

     The Audit Committee has received the written disclosures and letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with independent accountants their independence. The Audit Committee discussed with the independent accountants the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 61, Communications With Audit Committees, as currently modified or supplemented.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and
financial   reporting   principles  and  policies,   or  internal  controls  and
procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

     Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee of the Fund recommended to the Board of Directors of the Fund that the audited financial statements be included in the Fund's Annual Report and be mailed to stockholders and filed with the SEC.

     Submitted by the Audit Committee of the Fund's Board of Directors:

                  Joel W. Looney
                  Richard I. Barr
                  Alfred G. Aldridge, Jr.

     NOMINATING COMMITTEE. The Board of Directors has a Nominating Committee consisting of Messrs. Barr, Looney and Aldridge, which is responsible for considering candidates for election to the Board of Directors of the Fund in the event a position is vacated or created. Each member of the Nominating Committee is independent, as that term is defined by the NYSE Listing Standards. The Nominating Committee did not meet during the fiscal year ended November 30, 2003. The Board of Directors has adopted a charter for the Nominating Committee that is available on the Fund's website, www.boulderfunds.net.

     The Nominating Committee does not have a formal process for identifying candidates. The Nominating Committee takes into consideration such factors as it deems appropriate when nominating candidates. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. The Nominating Committee will consider all qualified candidates in the same manner. The Nominating Committee may modify its policies and procedures for director nominees and recommendations in response to changes in the Fund's circumstances, and as applicable legal or listing standards change. The Nominating Committee would consider director candidates recommended by stockholders (if a vacancy were to exist) and submitted in accordance with applicable law and procedures as described in this Proxy Statement (see "Submission of Stockholder Proposals" below). Such recommendations should be forwarded to the Secretary of the Fund.

     The Fund does not have a compensation committee.


                           OTHER BOARD-RELATED MATTERS

     Stockholders who wish to send communications to the Board should send them to the address of the Fund and to the attention of the Board. All such communications will be directed to the Board's attention.

     The Fund does not have a formal policy regarding Board member attendance at the Annual Meeting of Stockholders; however, all of the Directors of the Fund attended the April 22, 2003 Annual Meeting of Stockholders.

REQUIRED VOTE.

If Stockholders Approve Proposal 2. If stockholders approve Proposal 2 and thus declassify the Board, the election of Messrs. Looney, Aldridge and Miller as Directors of the Fund will require the affirmative vote of a plurality of the votes cast by holders of the Common Stock at the Meeting in person or by proxy on Proposal 1; and the election of Mr. Barr and Ms. Ciciora as Directors of the Fund will require the affirmative vote of a plurality of the votes cast by the holders of the AMPs at the Meeting in person or by proxy on Proposal 1.

If Stockholders Do Not Approve Proposal 2. If stockholders do not approve Proposal 2, and thus the Board remains classified, the election of Ms. Ciciora and Mr. Looney as Class I Directors of the Fund will require the affirmative vote of a plurality of the votes cast by the holders of the Common Stock at the Meeting in person or by proxy on Proposal 1. There will be no AMPs election at this Meeting if Proposal 2 is not approved by stockholders and the votes received by AMPs holders will be disregarded.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF ALL THE NOMINEES.

                                   PROPOSAL 2

          AMENDMENT TO THE CHARTER TO DECLASSIFY THE BOARD AND PROVIDE
                        FOR ANNUAL ELECTION OF DIRECTORS

     The Charter currently provides that the Board is divided into three classes with each class to be nearly as equal in number as possible. The Charter also provides that the three classes of Directors have staggered terms, so that the term of only one class expires at each annual meeting of stockholders and each class is elected to a three-year term. The Board proposes and unanimously recommends that stockholders approve an amendment to the Charter to declassify the Board and provide for the annual election of Directors beginning at this Meeting (the "Declassification Proposal"). If the Declassification Proposal is approved by stockholders, because the Charter does not provide otherwise, Directors thereafter may be removed by stockholders "without cause".

     If the stockholders approve the Declassification Proposal, the Fund will take action to implement declassification by filing the appropriate charter documents with the SDAT.

     If Proposal 2 is approved, the second paragraph of Article VI, Section 2 of the Charter would be repealed in its entirety and replaced with the following language:

     The Directors shall be elected at each annual meeting of the stockholders commencing in 2004, except as necessary to fill any vacancies, and each Director elected shall hold office until his or her successor is duly elected and qualifies, or until his or her earlier resignation, death, or removal.

Corresponding amendments will also be made to Article IX of the Charter to repeal a provision that requires a supermajority vote to amend Article VI, Section (2), unless the proposed amendment is approved by the "Continuing Directors" (as defined in the current Charter). If Proposal 2 is approved by stockholders, any subsequent proposal to amend the Charter to classify the Board would require the affirmative vote of a majority of all the votes entitled to be cast on the matter. In addition, the Fund's Bylaws contain provisions that are similar to certain of those in the Charter that are proposed to be changed hereunder. If the Charter is amended, the corresponding provision in the Bylaws will be amended by the Board in a like manner. The Board also intends to consider certain additional corporate governance-related changes to the Bylaws, including modifying the provision setting forth the prior notice required for stockholders to propose matters to be considered at a regular or special meeting.

Purpose of the Amendment. The Board is submitting the Declassification Proposal to stockholders as part of its ongoing corporate governance initiatives and in keeping with its goal of ensuring that the Fund's corporate governance policies maximize management accountability to stockholders. The election of Directors is the primary means for stockholders to exercise influence over the Fund and its policies. Your Board believes that classified boards are often viewed as having the effect of reducing the accountability and responsiveness of directors to a company's stockholders. A classified board limits the power of stockholders to elect all directors on an annual basis and may discourage proxy contests in which stockholders have an opportunity to vote for a competing slate of nominees. Moreover, accumulations of large stockholder positions are sometimes followed by proxy contests. Declassifying the Board could therefore make it more likely that an acquirer may precipitate actions that would result in the Fund's stockholders receiving a premium over the Fund's then current market price for their shares. However, if the Declassification Proposal is approved, the entire Board could be removed in any single year, which could make it more difficult to discourage persons from engaging in proxy contests or otherwise seeking control of the Fund on terms that the then-incumbent Board did not believe are in the best interest of the Fund. In addition, classified boards are viewed by many companies as increasing the long-term stability and continuity of a board and the company it serves; however, the Board believes that long-term stability and continuity should result from the annual election of Directors, which provides stockholders with the opportunity to evaluate the Directors' performance, both individually and collectively, on an annual basis.

Effect of the Approval of the Amendment on Election of Directors. As more fully discussed above, if the Declassification Proposal is approved, the Meeting will be recessed briefly so that (i) the appropriate charter documents may be filed with the SDAT, (ii) all of the Directors whose terms would not otherwise expire at the Meeting may resign and (iii) all of the incumbent Directors will stand for re-election.

Board Considerations Regarding Declassification and Other Corporate Governance Proposals. The Board first considered the Declassification Proposal and other Corporate Governance Proposals at its regularly scheduled meeting in January 2004. At the January meeting, the Board held informal meetings and a separate executive session during which the significant aspects of the Corporate Governance Proposals were discussed in detail. Also at the January meeting, the Directors who are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Directors") met separately with Fund counsel as well as counsel for the Independent Directors to generally discuss the Corporate Governance Proposals. At that time, the Board determined that it should defer any action on the Corporate Governance Proposals pending further analysis and consideration. Based on questions raised during the January meeting, the Board directed management to prepare additional materials and analysis to refine the Corporate Governance Proposals for the Board's subsequent review and consideration. At a special meeting of the Board held in February 2004, the Board again met to discuss the Corporate Governance Proposals and to consider the supplementary analysis and materials prepared by management. The Independent Directors met separately with Fund counsel, the Fund's Maryland counsel and counsel for the Independent Directors to discuss the refined proposal and supplementary materials. Again, at this meeting, the Board determined to defer any immediate action on the proposals and directed management to prepare additional materials including specific language for amending the Charter for each of the Corporate Governance Proposals. On March 17, 2004, management presented specific language and additional requested materials for each of the Corporate Governance Proposals. At this meeting, the Board, including the Independent Directors, unanimously resolved to recommend the Corporate Governance Proposals, including the Declassification Proposal, for approval by stockholders.

     In considering the Declassification Proposal, the Board recognized that the Horejsi Affiliates own an effective controlling interest in the Fund (see "Security Ownership of Certain Beneficial Owners" above) and a controlling interest in the Advisers and FAS. The Board recognized that, because a large-block stockholder is able to significantly influence elections, if all Board members were elected annually (i.e., a declassified board), the Horejsi Affiliates would be able to significantly effect a change of the entire Board in a single election. However, the Board noted that, even under the current classified structure, such a change would likely only take two years, depending on which classes were standing for election. Moreover, notwithstanding a classified structure, the Horejsi Affiliates or any other significant group of stockholders could seek to replace a majority of the Directors in a single year by soliciting the votes of enough other holders of Common Stock to remove the Directors as permitted under the Fund's current Charter (although there is, of course, no assurance that the Horejsi Affiliates or such other group of stockholders would be successful in any such effort).

     The Board noted that the potential ability to replace a majority of the Board in a single year may have the effect of increasing the Horejsi Affiliates' influence over the Board, including with respect to matters on which the interests of the Horejsi Affiliates, on one hand, and the non-controlling stockholders, on the other, might diverge. For example, if the Declassification Proposal is approved, the Horejsi Affiliates may be viewed as having significantly greater influence over the Board with respect to future renewal of the Fund's investment advisory and administrative contracts, which are presently with companies owned by the Horejsi Affiliates. The Board also noted that, in the unlikely event that the Horejsi Affiliates were to make repeated changes in the composition of the Board, the continuity of experience on the Board could be diminished, the Fund's ability to attract qualified director candidates to serve on the Board could be lessened, and the Board might find it more difficult to engage in strategic, long-term planning. Although one of the effects of the Declassification Proposal would be that the Horejsi Affiliates would likely be able to unseat the entire Board in a single year, or could make repeated changes in the Board's composition, representatives of the Horejsi Affiliates have advised the Fund that they have no current plan or intention to take any such steps.

     In its consideration of the Declassification Proposal, the Board noted that one perceived benefit of a classified Board is that it lengthens the time required for a substantial stockholder to gain control of the Board. Thus, a classified Board may discourage attempts to remove Directors and could serve to prevent a sudden change of control. Under a classified structure, the Board would have more time to review any proposed business transaction and consider all relevant factors, in an open and orderly process, and the Board would have more negotiating leverage and flexibility to make decisions that are in the best interests of the Fund. In the case of the Fund, however, the Board concluded that the Horejsi Affiliates' current ownership of approximately 44% of the voting power of the outstanding Common Stock may dissuade any acquisition of control of the Fund by another party, and therefore, for so long as the Horejsi Affiliates retain an influential ownership in the Fund and act together, eliminating the classified Board is not likely to increase the Fund's vulnerability to attempts to remove Directors in any material respect. If ownership by the Horejsi Affiliates is significantly reduced, the Board believes that it nonetheless would be able to fulfill its duties to the Fund in the circumstances described in this paragraph.

     Because the Declassification Proposal may give the Horejsi Affiliates greater influence over the Board, and therefore the interests of the non-Horejsi stockholders and the Horejsi Affiliates may diverge with respect to certain aspects of the decision whether to declassify the Board, the Independent
Directors, who comprise a majority of the Board, met separately (without representatives of management or the interested Directors) at all of the meetings discussed above, and consulted with Fund counsel, counsel for the Independent Directors and the Fund's Maryland counsel, as to the advisability of all of the Corporate Governance Proposals, including the Declassification Proposal. The Independent Directors observed that the Horejsi Affiliates' ownership of the Fund has historically provided, and, based on representations made by a representative of the Horejsi Affiliates, would likely continue to provide, significant stability and continuity in the governance of the Fund. The Independent Directors further observed that the Horejsi Affiliates have stated that they value the contributions made to the Board by the Independent Directors and noted that the Horejsi Affiliates, by their actions during the recent history of their stock ownership, have demonstrated their awareness that any arbitrary exercise of their influence to replace Directors would likely make it more difficult for the Fund to attract qualified individuals to serve on the Board in the future.

     The  Independent   Directors  determined  that,  in  their  judgment,   the
elimination of the classified Board would not significantly increase the influence of the Horejsi Affiliates, because the declassification only shortens the period for replacement of a majority of directors, and does not change the relative voting power of the Horejsi Affiliates compared to that of the non-Horejsi stockholders. In addition, it does not diminish or change in any way the Directors' fiduciary duties to the Fund and its stockholders, including minority stockholders. The Independent Directors also concluded that having annual elections of all directors would give all stockholders a more direct and effective means to express their evaluation of the Directors' performance than exists currently with the classified Board system in which directors, although always subject to removal by the stockholders, are as a practical matter subject to stockholder evaluation only once every three years with the three-year election cycle. The Independent Directors believe that the annual election cycle thus would provide significant benefits to the Fund's non-Horejsi stockholders that would outweigh any disadvantage resulting from the potential increased influence of the Horejsi Affiliates.

     In approving the Declassification Proposal and the other Corporate Governance Proposals, the Board was aware of their impact given the current size of the Horejsi Affiliates' holdings in the Fund. In general, the Corporate Governance Proposals make it harder for both the Board and other stockholders to effect significant changes to the Fund that the Horejsi Affiliates might oppose. At the same time, the proposed changes, by eliminating the ability of the Continuing Directors to reduce the voting requirement on certain significant changes, eliminates the ability of the Horejsi Affiliates to effect certain changes unilaterally. The Board also noted that there is no requirement for the Horejsi Affiliates to maintain their current dominant position in the Fund, and that at lower ownership levels, the ability of the Horejsi Affiliates to effectively block certain changes is reduced. The Board also believed that, notwithstanding the effect of the Corporate Governance Proposals in light of current stockholder demographics, the Proposals are part of a consistent philosophy of Board accountability to Fund stockholders.

     Accordingly, after due consideration of the various arguments in favor of and against a classified board, and after taking into account the support of the Horejsi Affiliates and the unanimous support of the Independent Directors, the full Board has concluded that it is in the best interests of the Fund to declassify the Board and to implement the Declassification Proposal as well as the other Corporate Governance Proposals.

Vote Required. Proposal 2 requires the affirmative vote of a majority of the votes entitled to be cast on the matter by the holders of the Common Stock and Preferred Stock, voting as a single class.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 2.


                                   PROPOSAL 3

           AMENDMENT TO THE CHARTER PROVIDING THAT DIRECTORS SHALL BE
                      ELECTED BY A PLURALITY OF VOTES CAST
                    AT A MEETING AT WHICH A QUORUM IS PRESENT

     The Board proposes and unanimously recommends that stockholders approve an amendment to the Fund's Charter to provide that the Directors shall be elected by a "plurality" of votes cast at a meeting at which a quorum is present. A "plurality of votes cast" simply means that, in an election where there are more than two nominees for a single position, the person receiving the most votes wins. Most public office elections are decided by a "plurality" of votes cast. If Proposal 3 is approved by stockholders, any subsequent proposal to amend the Charter to amend the plurality vote requirement would require the affirmative vote of the holders of a majority of all the votes entitled to be cast on the matter.

     If stockholders approve this Proposal, the Fund will take action to implement the Proposal by filing the appropriate charter documents with the SDAT adding the following provision to the Charter:

     A plurality of all the votes cast at a meeting at which a quorum is present shall be sufficient to elect a director.

Purpose of the Amendment. The Board is submitting this Proposal to the stockholders as part of its ongoing corporate governance initiatives and in keeping with its goal of ensuring that the Fund's corporate governance policies maximize management accountability to stockholders. Under the Maryland General Corporation Law ("MGCL"), a plurality vote is the vote currently required to elect directors of the Fund. However, also under the MGCL, the Board may amend the Fund's Bylaws to increase the vote requirement (e.g., the affirmative vote of the holders of a majority of the outstanding shares entitled to vote in the election of directors). Because, generally, bylaws of a Maryland corporation may not conflict with charter provisions, the effect of Proposal 3, if approved, would be to preclude the Board from changing the plurality vote through a Bylaw amendment without a stockholder vote.

     Generally, higher-than-plurality requirements to elect directors are viewed as having the effect of reducing accountability of directors to a company's stockholders and violating the principle that a simple plurality of voting shares should be all that is necessary to effect change regarding a board of directors. Requiring a higher voting standard may permit management to entrench itself in contested elections. It is the Board's belief that election by a "plurality" is an essential element of good corporate democracy and is the fairest means of electing the Directors. Notably, under Maryland law, once approved, the plurality voting requirement under this Proposal may not be changed without the affirmative vote of a majority of the votes entitled to be cast on the matter by the holders of the Fund's Common Stock and Preferred Stock, voting as a single class.

     The  Board  considered  this  Proposal  as  well  as  the  other  Corporate
Governance Proposals over three meetings held in early 2004 (see "Board Considerations Regarding Declassification and Other Corporate Governance Proposals" beginning on Page 9 above). The Board has determined that this Proposal furthers the goal of ensuring that the Fund's corporate governance policies maximize Board and management accountability to stockholders.

Vote Required. Approval of Proposal 3 requires the affirmative vote of a majority of the votes entitled to be cast on the matter by the holders of the Common Stock and Preferred Stock, voting as a single class.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 3.


                                   PROPOSAL 4

      AMENDMENT TO THE CHARTER REPEALING A PROVISION STATING THAT DIRECTORS
        MAY BE REMOVED ONLY BY THE AFFIRMATIVE VOTE OF THE HOLDERS OF AT
                LEAST 80% OF THE CLASS OF STOCK ENTITLED TO ELECT
                                  THAT DIRECTOR

     The Board proposes and unanimously recommends that stockholders approve an amendment to Article VI, Section 3 of the Charter that would repeal a provision providing that Directors may be removed only by the affirmative vote of the holders of at least 80% of the outstanding shares entitled to vote in the election of that Director. If Article VI, Section 3 is repealed, the vote required to remove a Director will be the vote otherwise required under Maryland law by the MGCL, that is, the affirmative vote of the holders of a majority of the outstanding shares entitled to vote generally in the election of directors. As is currently the case, Common Stock holders would have no authority to elect or remove Directors elected by the Preferred Stock holders, and vice versa. Corresponding amendments will also be made to Article IX of the Charter to repeal certain obsolete cross-references. If Proposal 4 is approved, any subsequent proposal to amend the Charter to increase the vote required to remove a Director would require the affirmative vote of the holders of a majority of all the votes entitled to be cast on the matter.

     If stockholders approve this Proposal, the Fund will take action to implement the Proposal by filing the appropriate charter documents with the SDAT.

Purpose of the Amendment. The Board is recommending this Proposal to the stockholders as part of its ongoing corporate governance initiatives and in keeping with its goal of ensuring that the Fund's corporate governance policies maximize the Board's accountability to stockholders. The current Charter restricts stockholders' power to remove a Director by imposing a super-majority voting requirement (i.e., 80% of outstanding shares). The proposed amendment would repeal the Fund's current super-majority removal requirement, thus allowing stockholders to remove a Director with or without "cause" by a simple majority of outstanding shares as provided by the MGCL.

     Generally, super-majority removal standards or provisions that prohibit director removal "without cause" are viewed as having the effect of entrenching incumbent directors who might act irresponsibly and thus reduce their accountability and responsiveness to a company's stockholders. Super-majority removal provisions are contrary to the notion that a majority of voting shares should be able to effect removal of board members. It is the Board's belief that a removal standard that permits stockholders to remove a director without having to articulate a precise reason is an essential element of good corporate governance and enhances Board accountability and responsiveness.

     The  Board  considered  this  Proposal  as  well  as  the  other  Corporate
Governance Proposals over three meetings held in early 2004 (see "Board Considerations Regarding Declassification and Other Corporate Governance Proposals" beginning on Page 9 above). The Board determined that the present standard for removing Directors (i.e., 80% of the Fund's outstanding shares) is simply too high, especially in circumstances where a director is unresponsive to stockholder concerns and given that, under Maryland law, the directors themselves are not able to remove underperforming directors, even for "cause". The Board determined that this Proposal furthers the goal of ensuring that the Fund's corporate governance policies maximize Board and management accountability to stockholders and would, if approved, allow stockholders the opportunity at any time to register their views on the performance of any Board member.

Vote Required. Approval of Proposal 4 requires the affirmative vote of a majority of the votes entitled to be cast on the matter by the holders of the Common Stock and Preferred Stock, voting as a single class.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 4.


                                   PROPOSAL 5

           AMENDMENT TO THE CHARTER PROVIDING THAT THE SECRETARY SHALL CALL A SPECIAL MEETING OF STOCKHOLDERS UPON THE REQUEST OF
                HOLDERS OF 25% OF THE FUND'S OUTSTANDING SHARES

     The Board proposes and unanimously recommends that stockholders approve an amendment to the Charter to provide that the Secretary of the Fund shall call a special meeting of stockholders at the request of stockholders entitled to cast at least 25% of all votes entitled to be cast at the meeting. If Proposal 5 is approved, any subsequent proposal to amend the Charter to increase this threshold would require the affirmative vote of the holders of a majority of all votes entitled to be cast on the matter.

     If stockholders approve this Proposal, the Fund will take action to implement the Proposal by filing the appropriate charter documents with the SDAT. If approved by stockholders, the Charter would be amended to add the following provision:

     The Secretary of the Corporation shall call a special meeting of the stockholders on the written request of stockholders entitled to cast at least 25% of all the votes entitled to be cast at the meeting.

Purpose of the Amendment. The Board is submitting this Proposal to the stockholders as part of its ongoing corporate governance initiatives and in keeping with its goal of ensuring that the Fund's corporate governance policies maximize management accountability to stockholders. This Proposal would allow stockholders holding shares entitled to cast at least 25% of all of the votes entitled to be cast at a meeting to compel the Secretary to call a special meeting of stockholders. Most state corporation statutes allow stockholders to compel a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a stockholder, or group of stockholders, owns a minimum threshold percentage of outstanding shares. In terms of day-to-day governance, stockholders may lose an important right (e.g., the ability to remove directors or initiate a stockholder resolution without having to wait for the next scheduled meeting) if they are unable to compel a special meeting. The inability to compel a special meeting and the resulting insulation of management could result in suffering corporate performance and stockholder returns. In summary, excessive ownership requirements for calling meetings constrains the ability of stockholders to act independently and hold the Board and management accountable.

     Presently the Charter is silent on the ownership threshold to compel a special meeting, although the Fund's Bylaws provide that a special meeting may be called by the Secretary upon the request of stockholders "owning a majority of the votes entitled to be cast at the meeting". If approved, Proposal 5 would reduce the ownership threshold necessary to compel a special meeting to shares entitled to cast 25% of all the votes entitled to be cast at the meeting and would supersede the corresponding Bylaw provision. Notably, the 25% requirement for compelling a special meeting is the threshold provided under the MGCL (see MGCL ss.2-502) in the absence of a contrary Bylaw or charter provision.

     The  Board  considered  this  Proposal  as  well  as  the  other  Corporate
Governance Proposals over three meetings held in early 2004 (see "Board Considerations Regarding Declassification and Other Corporate Governance Proposals" beginning on Page 9 above). The Board noted that, if approved, because the Horejsi Affiliates own approximately 44% of the Shares, Proposal 5 would allow the Horejsi Affiliates to compel a special meeting at any time; whereas under the present Bylaw provision, they would have to acquire additional Fund shares or garner the support of other stockholders to reach the majority-of-outstanding-shares threshold to compel a meeting. The Board also considered the possibility of additional expenses associated with special meetings and the potential disruption to Fund business and diversion of the attention of Fund management should special meetings be called. Notwithstanding, the Board determined that the majority-of-outstanding-shares threshold is simply too high and only serves to insulate the Board from its stockholders. The Board also considered the reduction in the number of shares needed to call a special meeting to be appropriate in light of the proposed elimination of many of the super-majority voting provisions in the Charter and Bylaws. When a supermajority vote is required, a higher threshold for calling a meeting seems reasonable to assure that the associated expenses are not incurred unless the proposal has a reasonable prospect of passage. With lower voting requirements on many matters, a lower threshold to hold a special meeting seems reasonable. The Board has determined that this Proposal furthers the goal of ensuring that the Fund's corporate governance policies maximize Board and management accountability to stockholders and would, if approved, better allow stockholders the opportunity to register their views on the performance of the Fund and the Board.

Vote Required. Approval of Proposal 5 requires the affirmative vote of a majority of the votes entitled to be cast on the matter by the holders of the Common Stock and Preferred Stock, voting as a single class.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 5.


                                   PROPOSAL 6

         AMENDMENT TO THE CHARTER VESTING IN THE STOCKHOLDERS THE POWER
                            TO AMEND OR ADOPT BYLAWS

     Under the Fund's Charter, the Board has exclusive power to amend the Bylaws. The Board proposes and unanimously recommends that stockholders approve an amendment to the Charter to (i) vest stockholders with the concurrent power to make, amend, adopt or repeal Bylaws by the affirmative vote of the holders of a majority of the votes cast on the matter, and (ii) prohibit the Board from making, amending, adopting or repealing any Bylaw which conflicts with or otherwise attempts to alter the effect of stockholder-approved Bylaws. If Proposal 6 is approved, any subsequent proposal to amend the Charter to alter stockholders' power to amend the Bylaws would require the affirmative vote of the holders of a majority of all votes entitled to be cast on the matter.

     If stockholders approve this Proposal, the Fund will take action to implement the Proposal by filing the appropriate charter documents with the SDAT. If approved by stockholders, the Charter will be amended to repeal Article VI, Section 4(i) and add the following provisions:

     The Bylaws of the Corporation, whether adopted by the Board of Directors or the stockholders, shall be subject to amendment, alteration or repeal, and new Bylaws may be made, by either (a) the affirmative vote of a majority of all the votes cast at a stockholders' meeting at which a quorum is present; or (b) the Board of Directors; provided, however, that the Board of Directors may not (i) amend or repeal a Bylaw that allocates solely to stockholders the power to amend or repeal such Bylaw, or (ii) amend or repeal Bylaws or make new Bylaws that conflict with or otherwise alter in any material respect the effect of Bylaws previously adopted by the stockholders.

Purpose of the Amendment. The Board is submitting this Proposal to the stockholders as part of its ongoing corporate governance initiatives and in keeping with its goal of ensuring that the Fund's corporate governance policies maximize Board and management accountability to stockholders. This Proposal would vest in the stockholders the power to amend, repeal or adopt Bylaws and prevent the Board's unilaterally changing Bylaw amendments that are approved by stockholders. Your Board believes that all stockholders benefit if they have better access and more influence in the Fund's governance. The Fund's Bylaws contain important policies affecting the day-to-day management of the Fund which the Board believes stockholders should have a voice in establishing.

     Presently the Charter authorizes the Board to "make, alter or repeal the Bylaws of the Corporation, except as otherwise required by the 1940 Act" and thus, under the Charter, the authority to make, alter or repeal Bylaws resides exclusively with the Board. The Board believes that the authority to make, alter or repeal Bylaws should be a shared authority between the Board and stockholders. This permits the Board to be responsive to house-keeping as well as substantive matters regarding Fund operations, while at the same time giving stockholders the power to effect changes should they choose to do so. The Board also believes that when stockholders "speak" by adopting a Bylaw, their action should not be subject to being overturned or altered by unilateral Board action. The Board believes that this Proposal will accommodate the practicalities of managing the Fund while at the same time protecting an important right of stockholders.

     The  Board  considered  this  Proposal  as  well  as  the  other  Corporate
Governance Proposals over three meetings held in early 2004 (see "Board Considerations Regarding Declassification and Other Corporate Governance Proposals" beginning on Page 9 above). The Board has determined that this Proposal furthers the goal of ensuring that the Fund's corporate governance policies maximize Board and management accountability to stockholders and allow stockholders better and consistent access to effect change in the Fund's governing documents.

Vote Required. Approval of Proposal 6 requires the affirmative vote of a majority of the votes entitled to be cast on the matter by the holders of the Common Stock and Preferred Stock, voting as a single class.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 6.


                                   PROPOSAL 7

         AMENDMENT TO THE CHARTER PROHIBITING THE FUND FROM OPTING INTO
            ANY PROVISION OF THE MARYLAND UNSOLICITED TAKEOVERS ACT

     The Board proposes and unanimously recommends that stockholders approve an amendment to the Charter that would prohibit the Fund from being subject to the provisions of the Maryland Unsolicited Takeovers Act, MGCL ss.ss.3-801 through 805 ("MUTA"). Under MUTA, a Maryland corporation with three independent directors and a class of equity securities registered under the 1934 Act may elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to any or all of five statutory provisions: (i) a classified board,
(ii) a two-thirds vote requirement for removing a director, (iii) a requirement that the number of directors be fixed only by vote of the directors, (iv) a requirement that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred, and (v) a majority requirement for stockholders to compel the calling of a special meeting of stockholders. If approved, Proposal 7 would amend the Charter to prohibit the Board from unilaterally electing to be subject to any of MUTA's provisions without first obtaining stockholder approval. Such approval, or any subsequent amendment to the Charter to alter or repeal this prohibition, would require the affirmative vote of a majority of all the votes entitled to be cast on the matter.

     If stockholders approve this Proposal, the Fund will take action to implement the Proposal by filing the appropriate charter documents with the SDAT. If approved by stockholders, the Charter would be amended to add the following provision:

     The Corporation is prohibited from electing to be subject to any provision of Title 3, Subtitle 8 of the MGCL, as amended from time to time, or any successor to such provisions.

Purpose of the Amendment. The Board is submitting this Proposal to the stockholders as part of its ongoing corporate governance initiatives and in keeping with its goal of ensuring that the Fund's corporate governance policies maximize Board and management accountability to stockholders. Under several of the Corporate Governance Proposals, the Board is recommending that stockholders
(i) declassify the Board (Proposal 2), (ii) permit Directors to be removed by holders of a majority of outstanding shares (Proposal 4), (iii) require the Secretary of the Fund to call special meetings of the stockholders on the written request of the holders of 25% of outstanding shares (Proposal 5) and
(iv) limit the number of directorships to five (Proposal 9). MUTA conflicts with each of these Proposals and, if the Board has the authority to elect on behalf of the Fund to be subject to MUTA, it could circumvent each of these measures which the stockholders have duly approved.

     MUTA may be perceived as having the effect of entrenching management and diminishing stockholder influence. Where, as here, a fund's stockholders have expressed an informed decision to maximize stockholder influence, even at the risk of incurring additional expense or facilitating unwanted stockholder action, it would be anomalous for the Board at a later date to overturn those decisions. The Board recognized that although adopting this Proposal would limit their options in certain circumstances, it is an appropriate step in order to protect the decision stockholders will have expressed in approving Proposals 2, 4, 5 and 9.

     The  Board  considered  this  Proposal  as  well  as  the  other  Corporate
Governance Proposals over three meetings held in early 2004 (see "Board Considerations Regarding Declassification and Other Corporate Governance Proposals" beginning on Page 9 above and "Purpose of the Amendment" under Proposals 2, 4, 5 and 9). The Board has determined that Proposal 7 furthers the goal of ensuring that the Fund's corporate governance policies maximize Board and management accountability to stockholders.

Vote Required. Proposal 7 requires the affirmative vote of a majority of the votes entitled to be cast on the matter by the holders of the Common Stock and Preferred Stock, voting as a single class.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 7.

                                   PROPOSAL 8

          AMENDMENT TO THE CHARTER TO ALTER THE VOTE REQUIRED TO EFFECT
                  CERTAIN EXTRAORDINARY CORPORATE TRANSACTIONS

     The Board proposes and unanimously recommends that stockholders approve an amendment to the Charter that would repeal Article VII (Certain Transactions) and replace it with a new section providing that no (a) business combination (e.g., mergers, consolidation, share exchanges), (b) voluntary liquidation or dissolution, (c) stockholder proposal regarding specific investment decisions,
(d) proposal to open-end the Fund, or (e) self tender for more than 25% of a Fund's shares in any twelve-month period may be effected without the vote of two-thirds of the Fund's outstanding shares, and that such amendment cannot be amended, altered or repealed without the affirmative vote of at least two-thirds of the votes entitled to be cast on the matter.

     If stockholders approve this Proposal, the Fund will take action to implement the Proposal by filing the appropriate charter documents with the SDAT. If approved by stockholders, the Charter would be amended to repeal
Article VII in its entirety and replace it with the following provisions:

         (1)  In this Section, "Business Combination" means:
             (i) a merger or consolidation of the Corporation with or into any person other than an investment company in a family of investment companies having the same investment adviser or administrator as the Corporation;
             (ii) the sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any other person of any assets of the Corporation except (x) for the payment of dividends or other distributions, (y) for portfolio transactions of the Corporation effected in the ordinary course of the Corporation's business, including permitted borrowings, or (z) in connection with a reorganization of the Corporation with another investment company in a family of investment companies having the same investment adviser or administrator as the Corporation; or
             (iii) the issuance or transfer by the Corporation (in one transaction or a series of transactions) of any shares of the Corporation to any other person in exchange for cash, securities or other property of the Corporation (or a combination thereof), but excluding (v) sales of any shares of the Corporation in connection with a public offering thereof or, for shares of preferred stock or debt securities of the Corporation, a private placement thereof, (w) issuance of any securities of the Corporation upon the exercise of any stock subscription right issued by the Corporation, (x) with respect to the Corporation's dividend reinvestment and/or cash purchase plan, (y) in connection with a dividend or distribution made pro rata to all holders of stock of the same class, or
     (z) a transaction within the scope permitted under (1)(i) or (ii) above.
         (2) In addition to the approval by the Board of Directors required by applicable law, the Charter or the Bylaws of the Corporation, the affirmative vote of the holders of shares entitled to cast at least two-thirds of all the votes entitled to be cast on the matter shall be required to approve:
             (i)   a Business Combination;
             (ii)  a voluntary liquidation or dissolution of the Corporation;
             (iii) a stockholder proposal as to specific investment decisions made or to be made with respect to the Corporation's assets;
             (iv) an amendment to the Charter to convert the Corporation from a closed-end investment company to an open-end investment company or unit investment trust (as such terms are defined by the 1940 Act), whether by merger or otherwise;
             (v) a self tender for, or acquisition by the Corporation of, more than 25% of the Corporation's outstanding shares of stock, in the aggregate, during any twelve-month period.
         (3) This Section may not be amended, altered or repealed without the affirmative vote of the holders of shares entitled to cast at least two-thirds of all the votes entitled to be cast on the matter.

Additionally, Article IX of the Charter will be amended to repeal certain obsolete cross-references.

Purpose of the Amendment. The Board is submitting this Proposal to assure stockholders that the Fund's closed-end structure and certain other features cannot be changed without substantial support of stockholders. The Board believes that a consistent legal and operating structure is essential to the Fund's long-range planning and investment horizons. The Board believes that all of the extraordinary actions described in this Proposal ("Extraordinary Actions") have the potential to be disruptive to the efficient and profitable operation of the Fund. However, there may be times when Extraordinary Actions are warranted and may receive substantial support of stockholders. In these circumstances, if the Board approves such a transaction, and there is substantial stockholder support, the Board believes that the transaction is likely to go forward.

Board Considerations. The Board considered Proposal 8 along with, and at the same meetings at which it considered, the other Corporate Governance Proposals (see "Board Considerations Regarding Declassification and Other Corporate Governance Proposals" beginning on Page 9 above). The Board recognized that the Charter already imposes an 80% super-majority voting requirement on the approval of certain Extraordinary Actions in the absence of prior approval by 80% of the Continuing Directors. Proposal 8 would change that voting standard to two-thirds, whether or not approved by the Continuing Directors. The Proposal would also eliminate the proviso allowing an Extraordinary Action to be approved by holders of a majority of outstanding shares (or, in some cases, a lower voting requirement) if first approved by 80% of "Continuing Directors". Instead, under the Proposal, any Extraordinary Action would require approval of holders of two-thirds of all outstanding shares.

     The Board understands that super-majority provisions are often viewed as not being stockholder friendly. However, on balance, the Board determined that the Proposal would result in a net benefit to stockholders. The Board determined that the Proposal would protect the Fund and stockholders from certain stockholders or the Fund's own management who may seek to change the Fund's long-standing closed-end investment structure, or to effect a merger or other business combination. Because such changes would be disruptive and contrary to the expectations of many (if not most) stockholders and could result in adverse economic effects, the Board determined that the special provisions contemplated by this Proposal are reasonable and justified. The Board recognized that there may be circumstances where a proposed Extraordinary Action may be warranted and in the best interest of the Fund and that the Proposal might make such a proposal more difficult to effect. However, if such a proposal was clearly in the best interest of the Fund and stockholders, it would likely be supported by the Board and would receive substantial - and thus the necessary - stockholder support for passage. The Board noted that, because of the Horejsi Affiliates' current control position in the Fund's shares, the effect of this Proposal would be to give the Horejsi Affiliates considerable influence in the passage, or actual or de facto veto power over any of the Extraordinary Actions contemplated by the Proposal. Nonetheless, the Board determined that the net benefits to the Fund outweighed any increase in influence of the Horejsi Affiliates because this Proposal assures all stockholders of a stable and consistent operating structure and environment within which they can further their investment goals. In addition, the position of the Horejsi Affiliates, assuming approval of Proposal 8, is not significantly different from its position under existing Charter provisions, although it will be somewhat easier for them to block Board or stockholder proposals for Extraordinary Actions with which they disagree.

Vote Required. Approval of Proposal 8 requires the affirmative vote of a majority of the votes entitled to be cast on the matter by the holders of the Common Stock and Preferred Stock, voting as a single class.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 8.


                                   PROPOSAL 9

           AMENDMENT TO THE CHARTER TO ESTABLISH THE MAXIMUM NUMBER OF
                               DIRECTORS AT FIVE

     The Board proposes and unanimously recommends that stockholders approve an amendment to the Charter providing that the maximum number of Directors shall be and not exceed five. Any subsequent amendment to this new Charter provision and the conforming changes described below would require the affirmative vote of the holders of a majority of all the votes entitled to be cast on the matter.

     If stockholders approve this Proposal, the Fund will take action to implement the Proposal by filing the appropriate charter documents with the SDAT. If approved by stockholders, Article VI, Section 2(a) will be repealed and replaced in its entirety (subject to the additions contemplated under Proposal
2) by the following provision:

     The number of Directors shall be five, which number may be decreased by the Board of the Directors pursuant to the Bylaws but never be less than the minimum required by the MGCL.

In addition, corresponding changes will be made to the Charter. The second paragraph of Article VI, Section 2 of the Charter will be repealed in its entirety and replaced with the following language:

     If the Corporation issues Preferred Stock entitling the holders to elect additional Directors in specified circumstances, and the election of such additional Directors would cause the number of Directors to exceed five, then the terms of office of a number of Directors elected by the other stockholders (excluding any Directors which the holders of the Preferred Stock are entitled to elect in all events) shall terminate at the time of the meeting of the holders of the Preferred Stock called to elect the additional Directors such that the sum of the number of remaining Directors and the number of additional Directors to be elected by the holders of the Preferred Stock does not exceed five. The Directors whose terms shall expire will be determined in reverse order of their initial election to the Board of Directors or, if two or more Directors were elected at the same time, by lot.

In addition, if this Proposal is approved, two conforming changes will need to be made to the Articles Supplementary accepted for record by the SDAT on August 11, 2000 (the "Articles Supplementary"). Under the current Articles Supplementary, if certain events occur, the holders of the Preferred Stock become entitled to elect a majority of members of the Board. The mechanics for doing so generally involve increasing the size of the Board to accommodate additional directors elected by Preferred Stock holders. If the size of the Board is limited to five as proposed, rather than increasing the size of the Board to accommodate new Preferred Stock Directors, the terms of office of one or more Directors elected by the Common Stock holders will expire such that the Directors elected by Preferred Stock holders will constitute a majority of the Board.

     The first change is to the second sentence of Section 5(d)(iii) of the Articles Supplementary, which shall be deleted and replaced in its entirety with the following language:

     If the election of additional directors by the holders of Preferred Stock, including AMPS, would otherwise cause the number of directors to exceed five, then the terms of office of a number of directors elected by the holders of Common Stock shall terminate at the time of the special meeting to elect such additional directors such that the sum of the number of remaining directors and the number of additional directors does not exceed five and the number of additional directors and the two directors elected by the holders of Preferred Stock, including AMPS, constitute a majority of the entire Board of Directors.

The second change is to the first sentence of Section 5(c) of the Articles Supplementary, which shall be deleted and replaced in its entirety with the following language:

     During any period in which any one or more of the conditions described below shall exist (such period being referred to herein as a "Voting Period"), the holders of shares of Preferred Stock, including AMPS, shall be entitled, voting as a single class to the exclusion of the holders of all other securities and classes of capital stock of the Corporation, to elect the smallest number of additional directors that, when added to the two directors that the holders of Preferred Stock, including shares of AMPS, are in any event entitled to elect, would constitute a majority of the Board of Directors.

Corresponding amendments will also be made to Article IX of the Charter to repeal a provision that requires a supermajority vote to amend Article VI, Section (2), unless the proposed amendment is approved by the "Continuing Directors".

Purpose of the Amendment. The Board is submitting this Proposal to the stockholders as part of its ongoing corporate governance initiatives and in keeping with its goal of ensuring that the Fund's corporate governance policies maximize Board and management accountability to stockholders. Company charters often contain provisions that set a high upper-limit on the number of board seats, permitting the company's board to increase or decrease the number of board seats in their discretion, though subject to this upper limit. Currently the Fund's Charter and Bylaws contemplate a Board size of between three and twelve Directors, permitting the Board to increase or decrease its size subject to the upper limit of twelve. Often boards use such provisions to quickly increase or decrease their size in an effort to dilute the voting impact of directors - such as those elected in proxy contests - with views contrary to those of management. The Board views the ability to manipulate the number of members on the Board as unnecessary and ultimately ineffective in thwarting stockholder activism. In addition, it potentially increases Fund expenses and insulates the Board from stockholders. Common sense suggests that if the Fund has more Board seats, it (and thus stockholders) will spend more on Board compensation. The Board believes that, because of the relatively narrow business focus of an investment company like the Fund, five Directors can adequately and efficiently fulfill their obligation to oversee the operations of the Fund and its management and act as "watchdogs" for stockholders. The Board believes that the best approach is to seek a few highly qualified individuals to fill directorships and pay them fairly. This way, stockholders get more "bang for the buck" in their Board and don't pay unnecessary Board expenses.

Vote Required. Approval of Proposal 9 requires the affirmative vote of a majority of the votes entitled to be cast on the matter by the holders of the Common Stock and Preferred Stock, voting as a single class.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 9.

                                   PROPOSAL 10

         AMENDMENT TO THE CHARTER PROVIDING THAT UPON REDEMPTION OF ALL
            OF THE FUND'S SHARES OF PREFERRED STOCK, THE TERM OF ANY DIRECTORS ELECTED BY THE HOLDERS OF PREFERRED STOCK WILL
                             AUTOMATICALLY TERMINATE

     The Board proposes and unanimously recommends that stockholders approve an amendment to the Charter providing that, upon redemption of all of the Fund's shares of Preferred Stock and payment of all amounts due the holders of Preferred Stock, the term of the Directors elected by the Preferred Stock holders will automatically terminate. The remaining Directors would then choose Directors to fill the vacancies created by the termination, subject to compliance with applicable law. Any subsequent amendment to this new Charter provision would require the affirmative vote of a majority of all the votes entitled to be cast on the matter.

     If stockholders approve this Proposal, the Fund will take action to implement the Proposal by filing the appropriate charter documents with the SDAT. If approved by stockholders, the Charter would be amended to add the following provision:

     Upon the redemption as a whole but not in part of the Preferred Stock, the term of office of any Directors elected by the holders of the Preferred Stock shall automatically and immediately terminate and the remaining Directors shall constitute the directors of the Corporation.

Purpose  of  the  Amendment.  Under  the  Charter,  Preferred  Stock  or  "AMPs"
stockholders are entitled to elect at least two Directors (the "AMPs Directors"). However, there are no provisions in the Charter as to what happens to AMPs or other Preferred Stock Directors if all of the Preferred Stock is redeemed. Proposal 10 provides for this event. The Board believes that the terms of office of Directors elected by the Preferred Stock holders should expire when the Preferred Stock is fully redeemed, and that this Proposal merely corrects a drafting oversight. Obviously, the special protection afforded to Preferred Stock holders by Board representation is no longer necessary when those shares are no longer outstanding.

Vote Required. Approval of Proposal 10 requires the affirmative vote of a majority of the votes entitled to be cast on the matter by the holders of the Common Stock and Preferred Stock, voting as a single class.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 10.


                                   PROPOSAL 11


      AMENDMENT TO THE CHARTER REPEALING A PROVISION REQUIRING THAT CERTAIN AMENDMENTS TO VARIOUS PROVISIONS OF THE CHARTER BE APPROVED BY THE HOLDERS OF
   AT LEAST 80% OF THE SHARES OF THE FUND'S COMMON STOCK AND PREFERRED STOCK,
     VOTING TOGETHER AS A SINGLE CLASS, AND 80% OF THE SHARES OF THE FUND'S
                       PREFERRED STOCK, VOTING SEPARATELY

     The Board proposes and unanimously recommends that stockholders approve a Proposal to repeal Article IX, Section 2 of the Charter. If stockholders approve this Proposal, the Fund will take action to implement the Proposal by filing the appropriate charter documents with the SDAT. If approved by stockholders, the Charter would be amended to repeal Article IX, Section 2.

Purpose of the Amendment. This amendment is necessary to conform the Charter and eliminate conflicts in the Charter with respect to the other amendments contemplated under the Corporate Governance Proposals.

     Under Article IX, Section 2, various  provisions of the Charter  (including
Article IX, Section 2) cannot be amended without the affirmative vote of at least 80% of votes entitled to be cast by holders of the Common Stock and Preferred Stock voting as a single class, and 80% of votes entitled to be cast by holders of the Preferred Stock, voting separately. However, also under
Article IX, Section 2, such provisions may be amended by a lesser voting requirement (i.e., the affirmative vote of a majority of votes of the Common Stock and Preferred Stock, voting as a single class) if the amendment is first approved by 80% of the "Continuing Directors". Generally, a "Continuing Director" is an Independent Director who has served on the Board for at least twelve months. Each of the current Independent Directors has served on the Board for more than twelve months (and thus each is a Continuing Director) and they have unanimously approved this Proposal 11. Thus, this Proposal may be approved (i.e., Article IX, Section 2 may be repealed) by the lesser voting requirement, that is, the affirmative vote of a majority of the votes entitled to be cast on the matter by the holders of the Common Stock and Preferred Stock.

     Article IX, Section 2 was intended to impose a super-majority vote on the amendment of certain provisions of the Charter (e.g., eliminating Board classification, removing Directors, effecting certain extraordinary corporate actions, or amending any of the foregoing) and each of these provisions is being repealed or replaced under the Corporate Governance Proposals. Because these Proposals themselves prohibit an amendment to the new provisions without the specified stockholder vote, there is no need for Article IX, Section 2. However,
Article IX, Section 2 also applies to Article III of the Charter, which pertains to the "Purposes and Powers" of the Fund, including the purpose of being formed to carry on business as a closed-end investment company. Nonetheless, the Board has determined that generally Maryland law, and particularly the Corporate Governance Proposals, provide the stockholders with adequate protection with respect to material changes under Article III (e.g., Proposal 8 prohibits open-ending the Fund without the affirmative vote of two-thirds of outstanding shares and prohibits an amendment of this provision without like stockholder approval). Thus, the Board has determined that Proposal 11 is necessary to avoid redundant and conflicting Charter provisions and conform the Charter to changes effected under Proposals 2, 4, 8 and 9, is consistent with the Corporate Governance Proposals and is in the best interest of the Fund.

Vote Required. Approval of Proposal 11 requires the affirmative vote of a majority of the votes entitled to be cast on the matter by the holders of the Common Stock and Preferred Stock, voting as a single class. If stockholders do not approve Proposals 2, 4, 8 and 9, the Fund will not implement this Proposal 11.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 11.


                                   PROPOSAL 12

                PROPOSAL TO AMEND AND RESTATE THE FUND'S CHARTER

     The Board proposes and unanimously recommends that stockholders approve a Proposal to amend and restate the Charter as set forth in the Articles of Amendment and Restatement attached hereto as Exhibit A.

Purpose of the Amendment. There are many Charter amendments proposed for consideration and approval at this Meeting. Because, if approved, so many amendments will be made to the Charter all at once, the Meeting presents an opportunity to consolidate all of the provisions of the Charter (including the amendments approved at the Meeting). Various conforming and organizational amendments, as well as the substantive amendments described under each of the Corporate Governance Proposals above, are reflected in their entirety in the attached Articles of Amendment and Restatement.

     If stockholders approve Proposals 2 through 12, the Fund will file the Articles of Amendment and Restatement with the SDAT. If certain of the Corporate Governance Proposals are approved by stockholders and others are not, the Fund will not implement Proposal 12 and will not file the Articles of Amendment and Restatement. Instead, the Fund will file Articles of Amendment with the SDAT reflecting only those Charter amendments approved by stockholders at the Meeting

Vote Required. Proposal y12 requires the affirmative vote of a majority of the votes entitled to be cast on the matter by the holders of the Common Stock and Preferred Stock, voting as a single class.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 12.


                       SUBMISSION OF STOCKHOLDER PROPOSALS

     All proposals by stockholders of the Fund that are intended to be presented at the Fund's next Annual Meeting of stockholders to be held in 2005 must be in writing and received by the Fund for consideration for inclusion in the Fund's proxy statement relating to the meeting no later than December 6, 2004. Any such proposal shall set forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting,
(ii) the name and address, as they appear on the Fund's books, of the stockholder proposing such business, (iii) the class and number of shares of the capital stock of the Fund which are beneficially owned by the stockholder, and
(iv) any material interest of the stockholder in such business. Stockholder proposals, including any accompanying supporting statement, may not exceed 500 words. A stockholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of $2,000 and must have held such Shares for at least one year. Further, the stockholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of stockholders, and a stockholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

     Any submission of a director nomination should include at a minimum the following information: As to each individual proposed for election or re-election as director, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Fund that are beneficially owned by such individual, the date shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual is, or is not, an "interested person" of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Nominating Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a director (if elected)). In the case of the Fund holding a meeting of stockholders, any such submission in order to be considered for inclusion in the Fund's proxy statement, should be submitted by a date not later than the 120th calendar day before the date the Fund's proxy statement was released to security holders in connection with the Fund's previous year's annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement.

     A stockholder may nominate an individual to serve as a director or propose other business at an annual meeting, even if the stockholder does not submit the nomination or proposal for inclusion in the Fund's proxy statement. In this case, the stockholder must provide notice to the Fund, including certain of the information described above, at least 60 days before the date of the annual meeting. If less than 70 days' notice or prior public disclosure of the meeting is given or made to the stockholders, the stockholder's notice to the Fund must be received by the Fund not later than the close of business on the tenth day following the day on which the notice of the date of the annual meeting is given or the public disclosure was made.


                             ADDITIONAL INFORMATION

     INDEPENDENT ACCOUNTANTS. On January 23, 2004, the Audit Committee of the Board, consisting of those Directors who are not "interested persons" (as defined in the 1940 Act), selected KPMG LLP ("KPMG"), 99 High Street, Boston, Massachusetts 02110-2371, as independent accountants for the Fund for the Fund's fiscal year ending November 30, 2004. The selection of KPMG was ratified by the entire Board. KPMG also served as independent accountants for the Fund for the Fund's fiscal year ending November 30, 2003. A representative of KPMG will not be present at the Meeting but will be available by telephone and will have an opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

     Set forth below are audit fees and non-audit related fees billed to the Fund for professional services received from KPMG for the Fund's fiscal years ended November 30, 2002 and 2003, respectively.


              Fiscal Year Ended        Audit Fees       Audit-Related Fees*      Tax Fees**         All Other Fees
              -----------------        ----------       -------------------      ----------         --------------

                  11/30/2002             $20,500              $10,500              $5,000              $ 0

                  11/30/2003             $22,500              $16,000              $5,250              $5,000+

* "Audit-Related Fees" are those fees billed to the Fund by KPMG in connection with their agreed-upon procedures reports under the Fund's Articles Supplementary. Such reports are required quarterly by Moody's Investor Service, Inc. and Standard & Poor's in connection with maintaining public ratings for the Fund's AMP Shares.

** "Tax Fees" are fees billed to the Fund by KPMG in connection with tax consulting services, including primarily the review of the Fund's income tax returns.

+ This fee relates to services provided by KPMG in connection with a registration statement filed by the Fund in June 2003.

     The Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund's investment adviser and any service providers controlling, controlled by or under common control with the Funds' investment adviser ("affiliates") that provide ongoing services to each Fund, if the engagement relates directly to the operations and financial reporting of each Fund, or to establish detailed pre-approval policies and procedures for such services in accordance with applicable laws. All of the audit, audit-related and tax services described above for which KPMG billed the Fund fees for the fiscal years ended November 30, 2002 and November 30, 2003 were pre-approved by the Audit Committee.

     KPMG has informed the Fund that it has no direct or indirect financial interest in the Fund. For the Fund's fiscal year ended November 30, 2003, KPMG did not provide any non-audit services or bill any fees for such services to the Funds' investment adviser or any affiliates thereof that provide services to the Fund. The Horejsi Affiliates have engaged KPMG from time to time in the past to provide various accounting, auditing and consulting services and currently engages KPMG as a consultant with respect to ongoing tax-related issues. However, for the twelve months ended November 30, 2003, the Horejsi Affiliates paid $875 to KPMG for their services. The Audit Committee has considered and concluded that the provision of non-audit services is compatible with maintaining the auditors' independence.

     Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act requires the Fund's Directors and officers, persons affiliated with the Fund's investment advisers, and persons who own more than 10% of a registered class of the Fund's securities, to file reports of ownership and changes of ownership with the SEC and the New York Stock Exchange. Directors, officers and greater-than-10% stockholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon the Fund's review of the copies of such forms it receives and written representations from such persons, the Fund believes that through the date hereof all such filing requirements applicable to such persons were complied with.

     Broker Non-Votes and Abstentions. An uninstructed proxy for shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter is a broker "non-vote". Proxies that reflect abstentions or broker non-votes (collectively "abstentions") will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. In circumstances where the vote to approve a matter is a percentage of votes cast (Proposal 1), abstentions have no effect because they are not a vote cast. Thus, they will be disregarded in determining the "votes cast" on the particular issue. However, with respect to Proposals 2 through 12, where the vote required to approve the matter is the affirmative vote of the holders of a percentage of the total number of votes entitled to be cast, an abstention will have the effect of a vote "against" the respective proposals.


                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Fund does not intend to present any other business at the Meeting, nor is it aware that any stockholder intends to do so. If, however, any other matters are  properly  brought  before the  Meeting,  the  persons  named in the
accompanying   form  of  proxy  will  vote  thereon  in  accordance  with  their discretion.

--------------------------------------------------------------------------------
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN ALL PROXY CARDS AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

                                    EXHIBIT A

                         BOULDER TOTAL RETURN FUND, INC.

                      ARTICLES OF AMENDMENT AND RESTATEMENT

     FIRST: Boulder Total Return Fund, Inc., a Maryland corporation (the "Corporation"), desires to amend and restate its charter as currently in effect and as hereinafter amended.

     SECOND: The following provisions are all the provisions of the charter (the "Charter") currently in effect and as hereinafter amended:

                                   ARTICLE I

                                      NAME

              The name of the corporation (the "Corporation") is:

                         Boulder Total Return Fund, Inc.

                                   ARTICLE II

                                    PURPOSE

The Corporation is formed for the following purposes.

     (1) To conduct and carry on the business of a closed-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

     (2) To hold, invest and reinvest its assets in securities and other investments or to hold part or all of its assets in cash.

     (3) To issue and sell shares of its stock in such amounts and on such terms and conditions and for such purposes and for such amount or kind of consideration as may now or hereinafter be permitted by law.

     (4) To do any and all additional acts and to exercise any and all powers or rights as may be necessary, incidental, appropriate or desirable for the accomplishment of all or any of the foregoing purposes.

The Corporation shall be authorized to exercise and enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations by the Maryland General Corporation Law (the "MGCL") now or hereinafter in force, and the enumeration of the foregoing shall not be deemed to exclude any powers, rights or privileges so granted or conferred.

                                  ARTICLE III

                  PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

     The address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202. The name of the resident agent of the Corporation in the State of Maryland is the Corporation Trust Incorporated whose post address is 300 East Lombard Street, Baltimore, Maryland 21202. The resident agent is a Maryland corporation.

                                   ARTICLE IV

             AUTHORIZED STOCK AND PROVISIONS FOR DEFINING, LIMITING
                      AND REGULATING CERTAIN POWERS OF THE
                CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS


     Section 4.1 The total number of shares of stock that the Corporation shall have the authority to issue is 250,000,000 shares, of which 240,000,000 shares are classified as Common Stock, par value $.01 per share (the "Common Stock"), and 10,000,000 shares are classified as Preferred Stock, par value $.01 per share (the "Preferred Stock"). Of the Preferred Stock, 1,000 shares are designated as Taxable Auction Market Preferred Stock, liquidation preference $100,000 per share (the "Taxable Auction Market Preferred Stock"). The aggregate par value of all shares of all classes that the Corporation is authorized to issue is $2,500,000.

     Section  4.2  The  Board  of  Directors  is  authorized  to  determine  the designation  of and to set the  terms  of the  Preferred  Stock,  including  the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms and conditions of redemption, prior to issuance. The Preferred Stock may be issued in series.

     Section 4.3 The Board of Directors is authorized, from time to time, to fix the price of the minimum price of the consideration or the minimum consideration for, and to issue, the shares of stock of the Corporation.

     Section 4.4 The Corporation may issue fractional shares. Any fractional share shall carry proportionately the rights of a whole share including, without limitation, the right to vote and the right to receive dividends. A fractional share shall not, however, carry the right to receive a certificate evidencing it.

     Section 4.5 All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of this Charter and the Bylaws (the "Bylaws") of the Corporation, as from time to time amended.

     Section 4.6 No holder of stock of the Corporation by virtue of being such a holder shall have any preemptive or preferential right to purchase or subscribe for any shares of the Corporation's stock or any other security that the Corporation may issue or sell other than a right that the Board of Directors in its discretion may determine to grant.

     Section 4.7 The Board of Directors shall have authority by resolution to classify and reclassify any authorized by unissued shares of stock from time to time by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations to dividends, qualifications or terms or conditions of redemption of the stock.

     Section 4.8 The presence in person or by proxy of the holders of shares of stock of the Corporation entitled to cast a majority of the votes entitled to be cast (without regard to class) shall constitute a quorum at any meeting of the stockholders, except with respect to any such matter that, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by each such class on such a matter shall constitute a quorum.

     Section 4.9 The Secretary of the Corporation shall call a special meeting of the stockholders on the written request of stockholders entitled to cast at least 25% of all the votes entitled to be cast at the meeting.

     Section 4.10 The Bylaws of the Corporation, whether adopted by the Board of Directors or the stockholders, shall be subject to amendment, alteration or repeal, and new Bylaws may be made, by either (a) the affirmative vote of a majority of all the votes cast at a stockholders' meeting at which a quorum is present; or (b) the Board of Directors; provided, however, that the Board of Directors may not (i) amend or repeal a Bylaw that allocates solely to stockholders the power to amend or repeal such Bylaw, or (ii) amend or repeal Bylaws or make new Bylaws that conflict with or otherwise alter in any material respect the effect of Bylaws previously adopted by the stockholders.

     Section 4.11 The Articles Supplementary Creating and Fixing the Rights of Taxable Auction Market Preferred Stock of the Corporation (the "Articles Supplementary"), accepted for record by the State Department of Assessments and Taxation of Maryland on August 11, 2000, and as amended or supplemented from time to time, is incorporated by reference in its entirety. Upon any restatement of the Charter at such time as the Taxable Auction Market Preferred Stock is outstanding, the Articles Supplementary may be restated in this Article IV with any necessary or appropriate renumbering or re-lettering of the sections or subsections of such Articles Supplementary.

                                   ARTICLE V

                                   DIRECTORS

     Section 5.1 The number of the Directors shall be five, which number may be decreased by the Board of Directors pursuant to the Bylaws but never be less than the minimum required by the MGCL. The names of the directors who shall serve until the next annual meeting of stockholders and until their successors are duly elected and qualify are: Alfred G. Aldridge, Jr., Richard I. Barr, Joel
W. Looney, Stephen C. Miller and Susan L. Ciciora.

     Section 5.2 The Directors shall be elected at each annual meeting of the stockholders commencing in 2004, except as necessary to fill any vacancies, and each Director elected shall hold office until his or her successor is duly elected and qualifies, or until his or her earlier resignation, death, or removal.

     If the Corporation issues Preferred Stock entitling the holders to elect additional Directors in specified circumstances, and the election of such additional Directors would cause the number of Directors to exceed five, then the terms of office of a number of Directors elected by the other stockholders (excluding any Directors which the holders of the Preferred Stock are entitled to elect in all events) shall terminate at the time of the meeting of the holders of the Preferred Stock called to elect the additional Directors such that the sum of the number of remaining Directors and the number of additional Directors to be elected by the holders of the Preferred Stock does not exceed five. The Directors whose terms shall expire will be determined in reverse order of their initial election to the Board of Directors or, if two or more Directors were elected at the same time, by lot.

     Section 5.3 A plurality of all the votes cast at a meeting at which a quorum is present shall be sufficient to elect a director.

     Section 5.4 In furtherance, and not in limitation, of the powers conferred by the laws of the State of Maryland, the Board of Directors is expressly authorized to:

          (1) From time to time to determine whether and to what extent and at what times and places and under what conditions and regulations the books and accounts of the Corporation, or any of them other than the stock ledger, shall be open to the inspection of the stockholders. No stockholder shall have any right to inspect any account or book or document of the Corporation, except as conferred by law or authorized by resolution of the Board of Directors.

          (2) Without the assent or vote of the stockholders, to authorize the issuance from time to time of shares of the stock of any class of the Corporation, whether now or hereafter authorized, and securities convertible into shares of stock of the Corporation of any class or classes, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable.

          (3) Without the assent or vote of the stockholders, to authorize and issue obligations of the Corporation, secured and unsecured, as the Board of Directors may determine, and to authorize and cause to be executed mortgages and liens upon the real or personal property of the Corporation.

          (4) In addition to the powers and authorities granted herein and by statute expressly conferred upon it, the Board of Directors is authorized to exercise all powers and do all acts that may be authorized or done by the Corporation pursuant to the provisions of the laws of the State of Maryland, the Charter and the Bylaws of the Corporation.

     Section 5.5 Any determination made in good faith and in accordance with the Charter by or pursuant to the direction of the Board of Directors, with respect to the amount of assets, obligations or liabilities of the Corporation, as to the amount of net income of the Corporation from dividends and interest for any period or amounts at any time legally available for the payment of dividends, as to the amount of any reserves or charges set up and the propriety thereof, as to the time of or purpose for creating reserves or as to the use, alteration or cancellation or any reserves or charges (whether or not any obligation or liability for which the reserves or charges have been created has been paid or discharged or is then or thereafter required to be paid or discharged), as to the value of any security owned by the Corporation, as to the determination of the net asset value of shares of any class of the Corporation's stock, or as to any other matters relating to the issuance, sale or other acquisition or disposition of securities or shares of stock of the Corporation, any reasonable determination made in good faith by the Board of Directors whether any transaction constitutes a purchase or securities on "margin," a sale of securities "short," or an underwriting or the sale of, or participation in an underwriting or selling group in connection with the public distribution of, any securities, shall be final and conclusive, and shall be binding upon the Corporation and all holders of its stock, past present and future, and shares of the stock of the Corporation are issued and sold on the condition and understanding, evidenced by the purchase of shares of stock or acceptance of share certificates, that any and all such determinations shall be binding as aforesaid. No provision of the Charter shall be effective to (i) require a waiver of compliance with any provision of the Securities Act of 1933, as amended, (the "Securities Act") or the 1940 Act, or of any valid rule, regulation or order of the Securities and Exchange Commission under those Acts or (ii) protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                                   ARTICLE VI

                              EXTRAORDINARY ACTIONS

     Section 6.1 Notwithstanding any provision of law requiring any action to be taken or authorized by the affirmative vote of the holders of a greater proportion of the votes of all classes or of any class of stock of the Corporation, such action shall be effective and valid if taken or authorized by the affirmative vote of a majority of the total number of votes entitled to be cast thereon, except as otherwise provided in the Charter.

Section 6.2

          (1)  In this Section, "Business Combination" means:

               (i) a merger or consolidation of the Corporation with or into any person other than an investment company in a family of investment companies having the same investment adviser or administrator as the Corporation;

               (ii) the sale, lease,  exchange,  mortgage,  pledge,  transfer or other disposition (in one transaction or a series of transactions) to or with any other person of any assets of the Corporation except (x) for the payment of dividends or other distributions, (y) for portfolio transactions of the Corporation effected in the ordinary course of the Corporation's business, including permitted borrowings, or
                    (z) in connection with a reorganization of the Corporation with another investment company in a family of investment companies having the same investment adviser or administrator as the Corporation; or

               (iii)the  issuance  or  transfer  by  the   Corporation  (in  one
                    transaction or a series of transactions) of any shares of the Corporation to any other person in exchange for cash, securities or other property of the Corporation (or a combination thereof), but excluding (v) sales of any shares of the Corporation in connection with a public offering thereof or, for shares of preferred stock or debt securities of the Corporation, a private placement thereof, (w) issuance of any securities of the Corporation upon the exercise of any stock subscription right issued by the Corporation, (x) with respect to the Corporation's dividend reinvestment and/or cash purchase plan, (y) in connection with a dividend or distribution made pro rata to all holders of stock of the same class, or (z) a transaction within the scope permitted under (1)(i) or (ii) above.

          (2) In addition to the approval by the Board of Directors required by applicable law, the Charter or the Bylaws of the Corporation, the affirmative vote of the holders of shares entitled to cast at least two-thirds of all the votes entitled to be cast on the matter shall be required to approve:

               (i)  a Business Combination;

               (ii) a voluntary liquidation or dissolution of the Corporation;

               (iii)a stockholder  proposal as to specific investment  decisions made or to be made with respect to the Corporation's assets;

               (iv) an amendment to the Charter to convert the Corporation  from a closed-end investment company to an open-end investment company or unit investment trust (as such terms are defined by the 1940 Act), whether by merger or otherwise;

               (v) a self tender for, or acquisition by the Corporation of, more than 25% of the Corporation's outstanding shares of stock, in the aggregate, during any twelve-month period.

          (3) This Section may not be amended, altered or repealed without the affirmative vote of the holders of shares entitled to cast at least two-thirds of all the votes entitled to be cast on the matter.

     Section 6.3 The Corporation is prohibited from electing to be subject to any provision of Title 3, Subtitle 8 of the MGCL, as amended from time to time, or any successor to such provisions.

                                  ARTICLE VII

                    LIMITATIONS ON LIABILITY; INDEMNIFICATION

     Section 7.1 To the fullest extent that limitations on the liability of directors and officers are permitted by the MGCL, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

     Section 7.2 Any person who was or is a party or is threatened to be made a party in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is a current or former director or officer of the Corporation, or is or was serving while a director or officer of the Corporation at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, shall be indemnified by the Corporation against judgments, penalties, fines, excise taxes, settlements and reasonable expenses (including attorneys' fees) actually incurred by such person in connection with such action, suit or proceeding to the fullest extent permissible under the MGCL, the Securities Act, and the 1940 Act as such statutes are now or hereinafter in force. In addition, the Corporation shall also advance expenses to its currently acting and its former directors and officers to the fullest extent that indemnification of directors is permitted by the MGCL, the Securities Act and the 1940 Act. The Board of Directors may by Bylaw, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the MGCL.

     Section 7.3 No provision of this Article VII shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Section 7.4 References to the MGCL in this Article VII are to that law from time to time amended. No amendment to the Charter of the Corporation shall affect any right of any person under this Article VII based on any event, omission or proceeding prior to the amendment.

                                  ARTICLE VIII

                                   AMENDMENTS

     The Corporation reserves the right to make, from time to time, any amendment to its Charter now or hereafter authorized by law (including any amendment that alters the contract rights, as expressly set forth in the Charter, of any class of outstanding stock) and all rights at any time conferred upon the stockholders of the Corporation by the Charter are granted subject to the provisions of this Article VIII. Except for Section 6.2, any of the provisions of the Charter may be amended, altered or repealed upon the affirmative vote of the holders of a majority of the votes entitled to be cast by stockholders.

     THIRD: The amendment to and restatement of the Charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

     FOURTH: The current address of the principal office of the Corporation is as set forth in Article III of the foregoing amendment and restatement of the Charter.

     FIFTH: The name and address of the Corporation's current resident agent is as set forth in Article III of the foregoing amendment and restatement of the Charter.

     SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Article V of the foregoing amendment and restatement of the Charter.

     SEVENTH: The undersigned President acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

     IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and attested to by its Secretary on this _____ day of ____________, 2004.


ATTEST:                                     BOULDER TOTAL RETURN FUND, INC.



__________________________                  By: _________________________(SEAL)
Stephanie Kelley, Secretary                     Stephen C. Miller, President

                                   EXHIBIT B

                         BOULDER TOTAL RETURN FUND, INC.
                             AUDIT COMMITTEE CHARTER


     1. The Audit Committee shall be composed entirely of directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act of 1940 ("independent directors") and who are free of any other relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as Committee members. The Audit Committee Chairman shall be selected by the members of the Committee. The Audit Committee shall have at least three members, all of whom shall be financially literate.
The Chairman of the Committee must have accounting or related financial management expertise, as determined by the Board in its judgment.

     At least annually, the Board of Directors shall determine whether one or more "audit committee financial experts," as such term is defined by the Securities and Exchange Commission, are members of the Committee and whether any such expert is "independent." For purposes of this finding only, in order to be considered "independent," any such expert may not, other than in his or her capacity as a member of the Committee, the Board or any other Board committee, accept directly or indirectly any consulting, advisory or other compensatory fee from the Fund (other than Board or committee fees). The designation of a person as an audit committee financial expert ("ACFE") shall not impose any liability greater than the liability imposed on such person as a member of the Audit Committee or the Board of Directors in the absence of such designation.

     2. The purposes of the Audit Committee are:

          (a)  to assist Board oversight of

               1)   the integrity of the Fund's financial statements
               2)   the Fund's compliance with legal and regulatory requirements
               3)   the independent auditor's qualifications and independence
               4)   the performance of the Fund's independent auditors

          (b) to prepare an audit committee report if required by the SEC to be included in the Fund's annual proxy statement;

          (c) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

          (d) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof;

          (e)  to  determine   the   selection,   appointment,   retention   and
               termination of the Fund's independent auditors, as well as approving the compensation of the auditors;

          (f) to pre-approve all audit and non-audit services provided to the Fund and certain other persons (as described in 4(d) and (e) below) by such independent auditors; and

          (g) to act as a liaison between the Fund's independent auditors and the full Board of Directors.

     The Fund's independent auditors shall report directly to the Committee.

     The function of the Committee is oversight. The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The auditors are responsible for planning and carrying out proper audits and reviews in accordance with generally accepted auditing standards. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full time employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, notwithstanding the possibility that one or more members may be designated an ACFE. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information, (ii) the accuracy of the financial and other information, including, for example, the information contemplated by paragraph 4(b), provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board) and (iii) statements made by the officers and employees of the Fund, the Fund's adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. In addition, the evaluation of the Fund's financial statements by the Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the auditors, nor does the Committee's evaluation substitute for the responsibilities of the Fund's management for preparing, or the auditors for auditing, the financial statements. The designation of a person as an ACFE is not intended to impose any greater responsibility or liability on that person than the responsibility and liability imposed on such a person as a member of the Committee, nor does it decrease the duties and obligations of the other Committee members or the Board.

The Committee shall have the appropriate resources and authority to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund. The Committee shall also have the authority to seek information, data and services from management in order to carry out its responsibilities.

     3. With respect to any subsequent changes to the composition of the Committee, and otherwise approximately once each year, the Board of Directors shall determine:

          (a) that each member of the Audit Committee is "independent" pursuant to the NYSE's governance standards or applicable law or;

          (b)  that each Audit Committee member is financially literate;

          (c) that at least one of the Committee members has accounting or related financial management expertise; and

          (d)  the adequacy of the Charter.

     4. To carry out its purposes, the Audit Committee shall have the following duties and powers:

          (a) to select, retain, determine the compensation of, or terminate auditors and to oversee the work of the Fund's independent auditors (or any other public accounting firm engaged for the purpose of performing other audit, review or attestation services for the Fund) and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to any service provider, to resolve any disagreements between management and the Fund's independent auditors regarding financial reporting, to receive the auditors' specific representations as to their independence at least annually and to recommend the retention of such auditors to the independent directors for their ratification and approval;

          (b) to meet with the Fund's independent auditors, including meetings apart from management, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss critical accounting policies and practices to be used in the annual audit and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative treatments, and the treatments preferred by the auditor; (iii) to discuss any matters of importance relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s);
               (iv) to consider the auditors' comments with respect to the acceptability and appropriateness of the Fund's financial reporting policies, procedures and internal accounting controls, and management's responses thereto; (v) to review the form of opinion the auditors propose to render to the Board and shareholders; (vi) to review copies of any material written communication between the auditor and management, such as any management letter or schedule of unadjusted differences; (vii) to review the adequacy and effectiveness of relevant internal controls and procedures and the quality of the staff implementing those controls and procedures and to obtain annually in writing from the independent auditors their letter as to the adequacy of such controls as required by Form N-SAR; (viii) to receive periodic reports concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Fund's assets and its financial reporting; (ix) to discuss any audit problems or difficulties and management's response, including any restrictions on the scope of the auditor's activities or on access to requested information, and any significant disagreements with management; and (x) to receive disclosure from the auditor regarding all services provided by the auditor to the Fund, including the fees associated with those services, at least annually, and if the annual communication is not made within 90 days before the filing of the Fund's annual report, to receive an update, in the 90 day period before the filing, of any changes to the previously reported information;

          (c) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors, and to consider, in consultation with management and the Fund's independent auditors, any significant changes to the Fund's tax accounting policies, including those pertaining to its qualification as a regulated investment company under the Internal Revenue Code;

          (d) to review and pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Fund by the auditor, including the fees therefore. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this sub-section (d) shall be presented to the full Committee at each of its scheduled meetings.


               (1) Pre-approval for a permitted non-audit service shall not be required if: (1) the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Fund to the auditor in the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

               (2) Additionally, the Committee shall pre-approve the auditor's engagements for non-audit services with the Fund's investment advisers (each, an "Adviser") and any service providers controlling, controlled by or under common control with an Adviser ("affiliate") that provides ongoing services to the Fund in accordance with the foregoing paragraph, if the engagement relates directly to the operations and financial reporting of the Fund, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the auditor by the Fund, an Adviser and any affiliate of the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

               (3) Prohibited Services - The auditor may not perform contemporaneously any of the following non-audit services for the Fund: bookkeeping or other services related to the accounting records or financial statements of the Fund; financial information systems design and implementation; appraisal or valuation services, fairness opinions, or contribution-in-kind reports; actuarial services; internal audit outsourcing services; management functions or human resources; broker or dealer, investment adviser, or investment banking services; legal services and expert services unrelated to the audit; and any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

          (e) to consider whether the provision by the Fund's auditor of non-audit services to its investment adviser or adviser affiliate that provides ongoing services to the Fund, which services were not pre-approved by the Audit Committee, is compatible with maintaining the auditor's independence;

          (f) to investigate any improprieties or suspected improprieties in fund operations and to establish procedures for the receipt, retention, and treatment of complaints received by the Fund with respect to accounting, internal accounting controls, or auditing matters and the confidential anonymous submission by employees of the Fund and its service providers of concerns regarding questionable accounting or auditing matters;

          (g) to review the findings made in any regulatory examinations of the Fund and consult with management on appropriate responses;

          (h) to review any material violations of the Code of Ethics for the Fund and its Advisers and report the Committee's findings to the full Board with recommendations for appropriate action;

          (i) to review with the Fund's principal executive officer and/or principal financial officer in connection with their certification of Form N-CSR any significant deficiencies in the design or operation of internal controls which could adversely affect the Fund's ability to record, process, summarize and report financial data or material weaknesses therein and any reported evidence of fraud involving management of other employees who have a significant role in the Fund's internal controls;

          (j) to discuss with management policies and guidelines with respect to risk assessment and risk management and the system of internal control, and the steps taken to monitor and control such risks;

          (k) to meet periodically with Fund management, apart from the Fund's independent auditors;

          (l) to discuss the types of information to be disclosed in press releases concerning dividends, as well as financial information provided to analysts and rating agencies, and the type of presentation to be made;

          (m) to establish hiring policies for employees or former employees of the auditor consistent with government regulations;

          (n) at least annually, to obtain and review a report by the Fund's independent auditors describing: (1) the audit firm's internal quality control procedures; (2) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the audit firm, and any steps taken to deal with any such issues; and
               (3) for the purpose of assessing the auditor's independence, all relationships between the independent auditors and the Fund;

          (o) to review and evaluate the qualifications, performance and independence of the lead partner of the auditors;

          (p) to assure the regular rotation of the lead audit partner and the reviewing partner, and to consider whether there should be regular rotation of the audit firm itself;

          (q) to review and discuss the Fund's audited and unaudited financials statements with management and, in the case of the audited financial statements, the independent auditor, including the Fund's disclosure of management's discussion of Fund performance, and to recommend to the Board, as appropriate, the inclusion of the Fund's audited financial statements in the Fund's annual report;

          (r) to cause the preparation of any report or other disclosures required by the New York Stock Exchange or the Securities and Exchange Commission;

          (s) to oversee the Fund's compliance with 1940 Act asset coverage tests and coverage tests under applicable rating agency guidelines and the Fund's Articles Supplementary, as amended or supplemented from time to time; and

          (t) to report regularly to the full Board any issues that arise with respect to: (1) the quality or integrity of the Fund's financial statements, (2) the Fund's compliance with legal or regulatory requirements and (3) the performance and independence of the Fund's independent auditors, and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

     5. The Fund's independent auditors are ultimately accountable to the Audit Committee, as representatives of the Board of Directors and the shareholders of the Fund, and the Audit Committee has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (as well as to nominate the independent auditors to be proposed for shareholder approval, if necessary), subject to ratification and approval of the independent directors of the Fund. The Committee will ensure that the Fund's independent auditors submit to the Audit Committee, on a periodic basis, a formal written statement delineating all relationships between the independent auditors and the Fund and its service providers. The Committee will actively engage in a dialogue with the Fund's independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors, and will consider recommending that appropriate action be taken by the Board of Directors to ensure the independence of the independent auditors.

     6. The Committee shall meet at least twice annually, which shall include separate executive sessions as the Committee may deem appropriate, and is empowered to hold special meetings as circumstances require. The Committee shall submit the minutes of all of its meetings to, or discuss the matters discussed at each meeting with, the Board of Directors.

     7. The Committee shall regularly meet with the Treasurer of the Fund and with internal auditors, if any, for the Fund's Advisers and/or administrator to review and discuss matters relevant to the Committee's duties and responsibilities.

     8.  The  Committee   shall  be  responsible   for  reviewing  any  required
description of the Committee in the Fund's annual reports or proxy statements.

     9. The Committee will periodically assess the independence of its members and will evaluate its performance under the Charter annually.

     10. The Committee will also serve as the Qualified Legal Compliance Committee. The following procedures are designed to implement the Standards of Professional Conduct for Attorneys pursuant to the Sarbanes-Oxley Act of 2002.

          (a) Provision of Information to Outside Counsel and Service Providers. To assist attorneys employed by law firms retained by the Funds or service providers engaged by the Funds, the chief executive officer of each Fund (the "CEO") must send a notice to each such law firm and service provider providing contact information with respect to each Fund's Legal Compliance Committee Chairperson. The CEO must send a similar notice to each law firm and service provider when the information provided in the most recent notice sent to such law firm or service provider has changed.

          (b) Investigations and Responses. Upon receiving a report of evidence of a material violation from an attorney employed by a law firm or service provider, the CEO shall (i) record receipt of the report and (ii) report the matter promptly to the Legal Compliance Committee (the "Committee"). Upon receiving a report of evidence of a material violation from an attorney employed by a law firm or service provider or from the CEO, the Committee shall (i) record the Committee's receipt of the report, (ii) inform the Fund's CEO of the report (other than those received from the and (iii) determine whether an investigation of a material violation is necessary or appropriate. In determining whether an investigation is necessary or appropriate, the Committee shall consider such factors as it considers appropriate under the circumstances, which may include the seniority of the alleged wrongdoer, the seriousness of the alleged violation and the credibility of the allegation. If the Committee determines that an investigation is necessary, the Committee must (A) notify the Fund's Audit Committee or the Board of Directors, (B) initiate an investigation and (C) retain additional expert personnel as it deems necessary. The Committee shall have the discretion to engage auditors, counsel or other experts to assist in the investigation of any report and in the analysis of results.

               (1) Investigations. If the Committee deems it necessary, the Committee may direct outside counsel to conduct a preliminary internal investigation to determine whether the reported material violation has occurred, is ongoing or is about to occur. The Committee may direct employees of the Funds' investment advisers or administrators or any officer(s) of the Funds to assist outside counsel. If Fund counsel is the reporting counsel, Fund counsel nonetheless may be engaged to conduct the preliminary internal investigation. If Fund counsel is the reporting counsel, Fund counsel may decline to lead the preliminary internal investigation and may recommend that the Fund seek alternative counsel for purposes of conducting such investigation. Any investigation may be conducted by the relevant Fund's CEO or chief legal officer (or the equivalent thereof) if such officer is not the reporting attorney and is not the subject of the alleged violation described in the report.

               (2) Responses. At the conclusion of any investigation, the Committee, by majority vote, shall recommend that the relevant Fund implement an appropriate response to evidence of a material violation. What constitutes an appropriate response will depend on whether the Committee determines, on the basis of the facts and circumstances, that a material violation has occurred, is ongoing or is about to occur.

Unless the Committee reasonably believes that no material violation has occurred, is ongoing or is about to occur, the Committee shall take all reasonable steps to cause the Funds to adopt an appropriate response. If the preliminary internal investigation is performed by outside counsel, such counsel may recommend a proposed response for adoption by the Committee.

     Determination: No Violation. The Committee may determine that no material violation has occurred, is ongoing or is about to occur. That determination must be made on the basis that the Committee "reasonably believes" that no material violation has occurred, is ongoing or is about to occur. "Reasonably believes" means that the Committee "believes the matter in question and that the circumstances are such that the belief is not unreasonable."

     Determination: Material Violation Has Occurred, Is Ongoing or Is About to Occur. If the Committee reasonably believes that a material violation has occurred, is ongoing or is about to occur, the following responses should be considered:.

     (1) A Material Violation Has Occurred If the Committee reasonably believes that the reported material violation has already occurred, the Committee should seek to remedy or otherwise address the material violation. The Committee should explore what steps would be necessary or appropriate to reduce the likelihood of a recurrence of the material violation. The Committee should consider recommending that sanctions be imposed in connection with the violation. Disclosure to the public or to the SEC should be considered, depending on the nature of the violation and other relevant factors.

     (2) A Material Violation Is Ongoing If the Committee reasonably believes that the reported material violation is ongoing, the Committee should seek to take or recommend steps, measures and/or sanctions that are designed to
     (i) stop any material violations that are ongoing, (ii) remedy or otherwise appropriately address the portion of the material violation that has already occurred, and (iii) reduce the likelihood of a recurrence of the material violation. Disclosure to the public or to the SEC should be considered, depending on the nature of the violation and other relevant factors.

     (3) A Material Violation Has Yet to Occur If the Committee reasonably believes that the reported material violation has not yet occurred, the Committee should seek to take or recommend steps and/or measures to prevent the reported material violation from occurring. Depending on the circumstances of the impending violation, actions to address potential future violations, including sanctions, should be considered. In unusual circumstances, disclosure to the SEC may also be appropriate. The Committee may retain outside counsel, which may be Fund counsel, to undertake a review of the reported evidence of a material violation in order to assist the Committee in determining what remedial measures would be appropriate under the circumstances.

     Other Action. The Committee shall have the authority and responsibility, acting by majority vote, to take all other appropriate action, including the authority to notify the SEC, in the event a Fund fails in any material respect to implement a recommendation that the Committee has made within a reasonable period of time.

          (c). Reporting and Recordkeeping. The Committee shall inform the relevant Fund's CEO and chief legal officer (or the equivalent thereof) and the Board of Directors of the results of any investigation of a report of a material violation and any appropriate remedial measures to be adopted. The Committee or its delegate shall prepare, or cause to be prepared, a memorandum reflecting (i) the information developed in any internal investigation, (ii) any remedial recommendation made by the Committee or by outside counsel retained to review any report of a material violation and (iii) any remedial actions taken. The Committee should review these records periodically to determine whether there are any patterns of activity or violations that have emerged.

          (d). Protection  of  Reporting  Attorneys.  The  Committee  shall  not retaliate, and shall not tolerate any retaliation by Fund management or any other person or group, directly or indirectly, against anyone who, in good faith, reports evidence of a material violation or provides assistance to the Committee or any other person or group, including regulatory authorities, investigating a report. The Committee shall seek to maintain the confidentiality of any person who submits a report and who asks that his or her identity remain confidential and shall not make any effort, or tolerate any effort made by any other person or group, to ascertain the identity of any person who makes a report anonymously.

          (e). Oversight Responsibilities. The Committee will undertake an annual review of these Procedures and the reporting and investigation systems to determine whether they are functioning properly. The Boards of Directors of the Funds have reviewed and adopted these Procedures. The Boards of Directors will review these Procedures periodically to assure that they appropriately address then-existing requirements for attorney up-the-ladder reporting.

     11. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

     12. This Charter may be altered, amended or repealed, or a new Charter may be adopted, by the Board by the affirmative vote of a majority of all the members of the Board, including a majority of the "non-interested" Board members (within the meaning of the Investment Company Act of 1940, as amended).

     13. The Chief Executive Officer ("CEO") of the Fund shall certify to the Audit Committee of the Fund annually that he is not aware of any violation by the Fund of any corporate governance standards or policies to which the Fund is subject. In addition, the CEO of the Fund must promptly notify the Audit Committee in writing after any executive officer of the Fund becomes aware of any material non-compliance with any applicable corporate governance listing standard or policy.

     14. The Fund shall provide the NYSE, with respect to any subsequent changes to the composition of the Audit Committee or otherwise approximately once each year, written confirmation of the determinations required by Section 3 above.

     15. The CEO of the Fund shall certify to the NYSE annually that he is not aware of any violation by the Fund of the NYSE corporate governance listing standards and such certification shall be included in the Fund's annual report to shareholders. If the CEO of the Fund provides notice to the NYSE upon receipt of any report by any executive officer of any material non-compliance with any applicable provisions of the NYSE corporate governance listing standards, copies of any such certification or notice shall be provided to the Audit Committee of the Fund.

Adopted January 23, 2004

                                      PROXY


                         BOULDER TOTAL RETURN FUND, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Boulder Total Return Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Stephen C. Miller, Carl D. Johns, and Thomas N. Calabria, or any of them as proxies for the undersigned, with full powers of substitution in each of them, to attend the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Doubletree La Posada Resort, 4949 E. Lincoln Drive, Scottsdale, Arizona at 9:00 a.m. Mountain Standard Time (local time), on May 18, 2004, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and to otherwise represent the undersigned at the Annual Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The votes entitled to be cast will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the nominees for Director and "FOR" each of the other proposals described in the Proxy Statement. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Annual Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 12.

Please refer to the Proxy Statement for a discussion of the Proposals.

1    Election of Directors: Nominees are Richard I. Barr, Joel W. Looney, Alfred
     G.  Aldridge,  Jr.,  Susan L.  Ciciora,  and  Stephen  C.  Miller.
     FOR____ WITHHOLD___ FOR ALL EXCEPT ___

Instruction: If you do not wish your shares voted "for" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted "For" the remaining nominee(s).

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" ELECTION OF ALL THE NOMINEES

STOCKHOLDERS MAY VOTE WITH RESPECT TO ALL OF THE PROPOSALS 2 THROUGH 12 BY MAKING THE APPROPRIATE OMNIBUS SELECTION TO THE RIGHT
                                                FOR ___  AGAINST  ___ ABSTAIN___

2 An amendment to the Fund's charter (the "Charter") to declassify the Board and provide for annual election of Directors FOR___ AGAINST ___ ABSTAIN ___

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT

3 An amendment to the Charter providing that Directors shall be elected by a plurality of votes cast at a meeting at which a quorum is present
     FOR___ AGAINST ___ ABSTAIN ___

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT

4 An amendment to the Charter repealing a provision stating that Directors may be removed only by the affirmative vote of the holders of at least 80% of the class of stock entitled to elect that Director
     FOR___  AGAINST ___ ABSTAIN ___

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT

5 An amendment to the Charter providing that the Secretary of the Fund shall call a special stockholders meeting upon the written request of the holders of 25% of outstanding shares entitled to vote at the meeting.
     FOR___ AGAINST___ ABSTAIN ___

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT

6 An amendment to the Charter vesting in the stockholders the power to amend or adopt Bylaws by the affirmative vote of a majority of votes cast at a meeting at which a quorum is present FOR___ AGAINST ___ ABSTAIN ___

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT

7 An amendment to the Charter prohibiting the Fund from opting into any provision of the Maryland Unsolicited Takeovers Act
     FOR___  AGAINST ___ABSTAIN ___

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT

8 An amendment to the Charter to alter the vote required to effect certain extraordinary corporate transactions FOR___ AGAINST ___ ABSTAIN ___

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT

9 An amendment to the Charter to establish the maximum number of Directors at five FOR___ AGAINST ___ ABSTAIN ___

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT

10 An amendment to the Charter providing that upon redemption of all of the Fund's Preferred Stock, the term of the Directors elected by the holders of the Preferred Stock will automatically terminate
     FOR___ AGAINST ___ ABSTAIN___

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT

11 An amendment to the Charter repealing a provision requiring that certain amendments to various other provisions of the Charter be approved by the holders of at least 80% of the shares of the Fund's Common Stock and Preferred Stock, voting together as a single class, and 80% of the shares of the Fund's Preferred Stock, voting separately
     FOR___ AGAINST ___ ABSTAIN___

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT

12 A proposal to amend and restate the Charter, the implementation of which is contingent on the approval of Proposals 2 through 12
     FOR___  AGAINST ___ABSTAIN ___

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT

13 TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDER


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EACH should sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:         -------------------------

Date:              -------------------------

Signature:         -------------------------

Date:              -------------------------

                               [AMPS PROXY CARD]

                                      PROXY


                         BOULDER TOTAL RETURN FUND, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Taxable Auction Market Preferred Stock ("AMPS") of Boulder Total Return Fund, Inc., a Maryland corporation (the
"Fund"), hereby appoints Stephen C. Miller, Carl D. Johns, and Thomas N. Calabria, or any of them as proxies for the undersigned, with full powers of substitution in each of them, to attend the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Doubletree La Posada Resort, 4949 E. Lincoln Drive, Scottsdale, Arizona at 9:00 a.m. Mountain Standard Time (local time), on May 18, 2004, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and to otherwise represent the undersigned at the Annual Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The votes entitled to be cast will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the nominees for Director and "FOR" each of the other proposals described in the Proxy Statement. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Annual Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

If stockholders do not approve Proposal 2, AMPS stockholders will not be entitled to vote on Directors at this Meeting and thus their votes cast under Proposal 1 will be disregarded.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 12.

Please refer to the Proxy Statement for a discussion of the Proposals.

1 Election of Directors: Nominees are Richard I. Barr and Susan L. Ciciora FOR____ WITHHOLD___ FOR ALL EXCEPT ___

Instruction: If you do not wish your shares voted "for" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted "For" the remaining nominee(s).

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" ELECTION OF ALL THE NOMINEES

STOCKHOLDERS MAY VOTE WITH RESPECT TO ALL OF THE PROPOSALS 2 THROUGH 12 BY MAKING THE APPROPRIATE OMNIBUS SELECTION TO THE RIGHT
                                                FOR ___  AGAINST  ___ ABSTAIN___

2 An amendment to the Fund's charter (the "Charter") to declassify the Board and provide for annual election of Directors FOR___ AGAINST ___ ABSTAIN ___

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT

3 An amendment to the Charter providing that Directors shall be elected by a plurality of votes cast at a meeting at which a quorum is present
     FOR___ AGAINST ___ ABSTAIN ___

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT

4 An amendment to the Charter repealing a provision stating that Directors may be removed only by the affirmative vote of the holders of at least 80% of the class of stock entitled to elect that Director
     FOR___  AGAINST ___ ABSTAIN ___

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT

5 An amendment to the Charter providing that the Secretary of the Fund shall call a special stockholders meeting upon the written request of the holders of 25% of outstanding shares entitled to vote at the meeting.
     FOR___ AGAINST___ ABSTAIN ___

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT

6 An amendment to the Charter vesting in the stockholders the power to amend or adopt Bylaws by the affirmative vote of a majority of votes cast at a meeting at which a quorum is present FOR___ AGAINST ___ ABSTAIN ___

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT

7 An amendment to the Charter prohibiting the Fund from opting into any provision of the Maryland Unsolicited Takeovers Act
     FOR___  AGAINST ___ABSTAIN ___

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT

8 An amendment to the Charter to alter the vote required to effect certain extraordinary corporate transactions FOR___ AGAINST ___ ABSTAIN ___

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT

9 An amendment to the Charter to establish the maximum number of Directors at five FOR___ AGAINST ___ ABSTAIN ___

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT

10 An amendment to the Charter providing that upon redemption of all of the Fund's Preferred Stock, the term of the Directors elected by the holders of the Preferred Stock will automatically terminate
     FOR___ AGAINST ___ ABSTAIN___

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT

11 An amendment to the Charter repealing a provision requiring that certain amendments to various other provisions of the Charter be approved by the holders of at least 80% of the shares of the Fund's Common Stock and Preferred Stock, voting together as a single class, and 80% of the shares of the Fund's Preferred Stock, voting separately
     FOR___ AGAINST ___ ABSTAIN___

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT

12 A proposal to amend and restate the Charter, the implementation of which is contingent on the approval of Proposals 2 through 12
     FOR___  AGAINST ___ABSTAIN ___

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT

13 TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDER


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EACH should sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:         -------------------------

Date:              -------------------------

Signature:         -------------------------

Date:              -------------------------